UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Mark R. Manley

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2007

Date of reporting period: May 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Value Fund

May 31, 2007

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 25, 2007

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2007.

Investment Objective and Policies

This open-end fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein’s fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or forward contracts.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended May 31, 2007.

The Fund’s Class A shares without sales charges outperformed its benchmark, the MSCI World Index, for the six- and 12-month periods ended May 31, 2007, due primarily to strong security selection. Stock selection within the transportation, consumer staples and industrial commodities sectors added to Fund performance during both periods under review. Particularly, an overweight in industrial commodities enhanced Fund performance during both periods. Security selection in finance and capital equipment, as well as an overweight in finance detracted from Fund performance.

Market Review and Investment Strategy

Global equity markets had strong returns during the six- and 12-month periods. However, markets gave investors a bumpy ride in the first quarter of 2007. After initially continuing to trend gently upwards at the start of the year, a sell-off in Chinese equities and jitters about rising defaults on subprime mortgages in the U.S. sent markets around the world plunging in late February/early March 2007. Subsequently, however, equity markets had regained their composure, reassured by soothing words from the U.S. Federal Reserve (the “Fed”) about the outlook for growth and inflation in the world’s largest economy, and booming global mergers and acquisitions (M&A) activity.

The Fund’s Global Value Investment Policy Group (the “Group”) continues to believe that global equity markets are reasonably valued and that

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

these valuations are supported by the prospect of continued—if more moderate—economic and profit growth. The overall value opportunity is lower than average, but the Group’s fundamental research continues to uncover interesting value investments on a stock-by-stock basis.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties).

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. A substantial amount of the Fund’s assets may be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund†
Class A	13.16%	26.22%

Class B	12.79%	25.39%

Class C	12.76%	25.33%

Advisor Class*	13.30%	26.64%

Class R*	12.96%	25.83%

Class K*	13.05%	26.09%

Class I*	13.31%	26.60%

MSCI World Index	12.25%	24.51%

†	May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2007(a)
	NAV Returns	SEC Returns

Class A Shares
1 Year	26.22%	20.82%
5 Years	16.10%	15.11%
Since Inception*	12.87%	12.09%

Class B Shares
1 Year	25.39%	21.39%
5 Years	15.29%	15.29%
Since Inception*	12.07%	12.07%

Class C Shares
1 Year	25.33%	24.33%
5 Years	15.30%	15.30%
Since Inception*	12.10%	12.10%

Advisor Class Shares†
1 Year	26.64%	26.64%
5 Years	16.47%	16.47%
Since Inception*	13.18%	13.18%

Class R Shares†
1 Year	25.83%	25.83%
Since Inception*	20.79%	20.79%

Class K Shares†
1 Year	26.09%	26.09%
Since Inception*	21.02%	21.02%

Class I Shares†
1 Year	26.60%	26.60%
Since Inception*	21.44%	21.44%

(a)

May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.34%, 2.05%, 2.04%, 1.04%, 1.61%, 1.41% and 1.02% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2007)(a)
SEC Returns

Class A Shares
1 Year	21.17%
5 Years	16.46%
Since Inception*	11.87%

Class B Shares
1 Year	21.62%
5 Years	16.66%
Since Inception*	11.84%

Class C Shares
1 Year	24.65%
5 Years	16.67%
Since Inception*	11.87%

Advisor Class Shares†
1 Year	26.86%
5 Years	17.84%
Since Inception*	12.94%

Class R Shares†
1 Year	26.06%
Since Inception*	19.80%

Class K Shares†
1 Year	26.40%
Since Inception*	20.06%

Class I Shares†
1 Year	26.90%
Since Inception*	20.49%

(a)

May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2006		Ending Account Value May 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,131.64	$1,018.45	$6.91	$6.54
Class B	$1,000	$1,000	$1,127.85	$1,014.81	$10.77	$10.20
Class C	$1,000	$1,000	$1,127.62	$1,014.96	$10.61	$10.05
Advisor Class	$1,000	$1,000	$1,133.03	$1,020.00	$5.26	$4.99
Class R	$1,000	$1,000	$1,129.61	$1,016.85	$8.60	$8.15
Class K	$1,000	$1,000	$1,130.45	$1,018.05	$7.33	$6.94
Class I	$1,000	$1,000	$1,133.07	$1,020.14	$5.11	$4.84
*	Expenses are equal to the classes’ annualized expense ratios of 1.30%, 2.03%, 2.00%, 0.99%, 1.62%, 1.38% and 0.96%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

MAY 31, 2007 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $527.4

*	All data are as of May 31, 2007. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represents 1.0% or less in the following countries: Austria, Bermuda, Cayman Islands, China, Hong Kong, Hungary, India, Israel, Singapore, South Africa, Spain, Taiwan and Thailand.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2007 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Renault SA	$10,059,162	1.9%
General Electric Co.	10,007,554	1.9
Citigroup, Inc.	9,791,853	1.9
JPMorgan Chase & Co.	9,521,171	1.8
Allianz SE	9,077,324	1.7
ING Groep NV	9,062,846	1.7
Chevron Corp.	8,752,026	1.7
Muenchener Rueckversicherungst AG	8,578,854	1.6
Total S.A.	8,336,127	1.6
Vodafone Group PLC	8,178,348	1.6
	$91,365,265	17.4%

*	Long-term investments

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Financials – 32.8%
Capital Markets – 2.7%
Credit Suisse Group(a)	88,300	$6,712,042
The Goldman Sachs Group, Inc.	11,900	2,746,758
Merrill Lynch & Co., Inc.	53,300	4,942,509

		14,401,309

Commercial Banks – 7.1%
Bank Hapoalim BM	204,400	1,105,837
Bank Leumi Le-Israel	217,500	922,341
Barclays PLC	344,300	4,922,593
BNP Paribas SA	60,100	7,286,965
HBOS PLC	291,020	6,261,443
Industrial Bank Of Korea	31,400	632,136
Kookmin Bank	7,000	633,762
Royal Bank of Scotland Group PLC	569,100	7,069,698
Shinhan Financial Group Co., Ltd.	18,060	1,113,756
Standard Bank Group Ltd.	57,300	845,467
State Bank of India Ltd. (GDR)	17,830	1,474,541
Sumitomo Mitsui Financial Group, Inc.	439	4,263,866
Unibanco – Uniao de Bancos Brasileiros SA (GDR)	9,600	1,078,176

		37,610,581

Consumer Finance – 1.2%
ORIX Corp.	23,910	6,433,252

Diversified Financial Services – 7.6%
Bank of America Corp.	120,710	6,121,204
Citigroup, Inc.	179,700	9,791,853
Fortis	130,300	5,408,981
ING Groep NV	203,900	9,062,846
JPMorgan Chase & Co.	183,700	9,521,171

		39,906,055

Insurance – 10.7%
Allianz SE	40,900	9,077,324
American International Group, Inc.	50,400	3,645,936
Aviva PLC	306,191	4,837,193
Fondiaria-Sai SpA (ordinary shares)	60,200	3,095,089
Friends Provident PLC	598,874	2,348,301
Genworth Financial, Inc.-Class A	93,600	3,378,960
Hartford Financial Services Group, Inc.	18,700	1,929,279
ING Canada, Inc.	57,338	2,514,166
MBIA, Inc.	26,183	1,742,479
MetLife, Inc.	74,600	5,072,800
Muenchener Rueckversicherungs AG	45,571	8,578,854
PartnerRe, Ltd.	15,200	1,167,360
QBE Insurance Group Ltd.	109,820	2,836,545
Sanlam, Ltd.	292,050	942,593
The Travelers Cos, Inc.	34,730	1,881,324
XL Capital Ltd.-Class A	43,400	3,539,704

		56,587,907

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.3%
Sino Land Co.	610,869	$1,338,240

Thrifts & Mortgage Finance – 3.2%
Countrywide Financial Corp.	93,800	3,652,572
Federal Home Loan Mortgage Corp.	93,900	6,271,581
Federal National Mortgage Association	108,000	6,903,360

		16,827,513

		173,104,857

Consumer Discretionary – 12.0%
Auto Components – 1.4%
Compagnie Generale des Etablissements Michelin-Class B	48,800	6,391,249
Hyundai Mobis	12,590	1,141,373

		7,532,622

Automobiles – 3.7%
Honda Motor Co. Ltd.	46,000	1,622,571
Nissan Motor Co., Ltd.	233,700	2,601,042
Renault SA	70,400	10,059,162
Toyota Motor Corp.	91,800	5,528,914

		19,811,689

Hotels Restaurants & Leisure – 0.8%
McDonald’s Corp.	79,600	4,023,780

Household Durables – 1.6%
Black & Decker Corp.	19,700	1,860,271
George Wimpey PLC	60,000	746,509
Sharp Corp.	255,000	4,884,172
Taylor Woodrow PLC	100,000	905,737

		8,396,689

Internet & Catalog Retail – 0.7%
Home Retail Group	383,300	3,577,187

Media – 2.9%
CBS Corp.-Class B	182,400	6,066,624
Comcast Corp.-Special-Class A(b)	65,100	1,769,418
Lagardere SCA	31,613	2,637,867
Time Warner, Inc.	217,000	4,637,290

		15,111,199

Multiline Retail – 0.6%
Macy’s, Inc.	82,700	3,302,211

Specialty Retail – 0.3%
Office Depot, Inc.(b)	42,000	1,528,800

		63,284,177

Energy – 11.0%
Oil, Gas & Consumable Fuels – 11.0%
BP PLC	116,400	1,300,099
Chevron Corp.	107,400	8,752,026
China Petroleum & Chemical Corp.-Class H	836,000	919,543
ConocoPhillips	62,350	4,827,761

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

EnCana Corp.	63,300	$3,876,947
ENI SpA	195,350	6,905,622
Husky Energy, Inc.	32,400	2,700,505
Marathon Oil Corp.	24,200	2,996,202
MOL Hungarian Oil and Gas NyRt	17,500	2,251,950
Nexen, Inc.	62	1,856
OMV AG	24,000	1,589,688
Petroleo Brasileiro SA (NY) (ADR)	25,200	2,416,176
PTT PCL	88,500	643,915
Repsol YPF SA	132,100	4,847,312
Royal Dutch Shell PLC-Class A	144,400	5,370,529
Total SA	110,600	8,336,127

		57,736,258

Materials – 9.9%
Chemicals – 3.2%
BASF AG	65,300	8,086,178
Dow Chemical Co.	107,900	4,896,502
Hanwha Chem Corp.	35,200	741,690
Mitsubishi Chemical Holdings Corp.	36,000	315,418
Mitsui Chemicals, Inc.	405,000	2,928,707

		16,968,495

Metals & Mining – 6.7%
Antofagasta PLC	34,600	382,314
Arcelor Mittal (Euronext Amsterdam)	60,000	3,601,476
China Steel Corp. (GDR)	20,604	484,194
Gerdau SA (ADR)	73,800	1,678,212
Hyundai Steel Co.	26,590	1,593,005
JFE Holdings, Inc.	117,700	7,153,422
Kazakhmys PLC	75,800	1,949,736
Mittal Steel Co. NV (Euronext Paris)	36,422	2,186,688
POSCO	5,400	2,585,764
Teck Cominco Ltd.-Class B	108,600	4,589,304
Xstrata PLC	98,140	5,646,921
Zinifex Ltd.	234,900	3,440,781

		35,291,817

		52,260,312

Industrials – 8.8%
Aerospace & Defense – 1.9%
BAE Systems PLC	231,000	2,046,748
European Aeronautic Defence & Space Co., NV	126,480	3,969,998
Northrop Grumman Corp.	54,600	4,128,306

		10,145,052

Airlines – 1.5%
Air France-KLM	70,300	3,590,366
Deutsche Lufthansa AG	157,000	4,547,861

		8,138,227

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 2.8%
General Electric Co.	266,300	$10,007,554
Tyco International Ltd.	137,400	4,583,664

		14,591,218

Machinery – 0.8%
Eaton Corp.	29,000	2,718,460
Sumitomo Heavy Industries Ltd.	121,000	1,376,973

		4,095,433

Marine – 1.0%
Mitsui OSK Lines Ltd.	334,000	4,583,553
Nippon Yusen KK	78,000	720,228

		5,303,781

Transportation Infrastructure – 0.8%
Macquarie Airports Management Ltd.	591,104	2,036,779
Macquarie Infrastructure Group	713,680	2,189,804

		4,226,583

		46,500,294

Consumer Staples – 5.6%
Beverages – 0.2%
PepsiCo, Inc.	14,000	956,620

Food & Staples Retailing – 2.3%
Coles Myer Ltd.	284,800	3,902,826
The Kroger Co.	134,200	4,068,944
Safeway, Inc.	126,700	4,368,616

		12,340,386

Food Products – 1.5%
Kellogg Co.	56,700	3,060,666
Kraft Foods, Inc.-Class A	54,220	1,834,805
Sara Lee Corp.	173,000	3,096,700

		7,992,171

Household Products – 0.2%
Clorox Co.	12,000	805,680

Tobacco – 1.4%
Altria Group, Inc.	78,350	5,570,685
Japan Tobacco, Inc.	324	1,689,451

		7,260,136

		29,354,993

Health Care – 5.1%
Health Care Providers & Services – 0.7%
McKesson Corp.	55,900	3,528,967

Pharmaceuticals – 4.4%
AstraZeneca PLC	120,400	6,401,669
Merck & Co., Inc.	81,500	4,274,675
Pfizer, Inc.	219,500	6,034,055
Sanofi-Aventis	67,661	6,517,789

		23,228,188

		26,757,155

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 5.0%
Computers & Peripherals – 1.8%
CMC Magnetics Corp.(b)	731,000	$211,804
Compal Electronics, Inc. (GDR)	154,608	718,927
Compal Electronics, Inc.	272,926	247,741
International Business Machines Corp.	57,800	6,161,480
Toshiba Corp.	330,000	2,472,619

		9,812,571

Electronic Equipment & Instruments – 0.5%
AU Optronics Corp.	822,000	1,272,317
Flextronics International Ltd.(b)	133,500	1,541,925

		2,814,242

IT Services – 0.7%
Accenture Ltd.-Class A	85,600	3,504,464

Office Electronics – 0.4%
Canon, Inc.	32,500	1,911,851

Semiconductors & Semiconductor Equipment – 0.6%
Samsung Electronics Co., Ltd.	1,500	866,755
Siliconware Precision Industries Co.	187,000	389,960
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	93,410	1,019,103
United Microelectronics Corp.	1,687,000	984,026

		3,259,844

Software – 1.0%
Microsoft Corp.	165,300	5,069,751

		26,372,723

Utilities – 3.6%
Electric Utilities – 3.6%
American Electric Power Co., Inc.	28,550	1,359,837
E.ON AG	47,400	7,786,732
Entergy Corp.	25,800	2,912,820
Kyushu Electric Power Co., Inc.	110,300	2,990,499
The Tokyo Electric Power Co.	121,700	4,050,802

		19,100,690

Telecommunication Services – 3.0%
Diversified Telecommunication Services – 0.2%
China Netcom Group Corp. Ltd.	466,000	1,186,748

Wireless Telecommunication Services – 2.8%
Sprint Nextel Corp.	284,000	6,489,400
Vodafone Group PLC	2,613,612	8,178,348

		14,667,748

		15,854,496

Total Common Stocks (cost $393,022,626)		510,325,955

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

NON-CONVERTIBLE – PREFERRED STOCKS – 0.5%
Metals & Mining – 0.4%
Usinas Siderurgicas de Minas Gerais SA	38,300	$2,133,316

Semiconductors & Semiconductor Equipment – 0.1%
Samsung Electronics Co. Ltd.	1,300	589,263

Total Non-Convertible – Preferred Stocks (cost $1,221,738)		2,722,579

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $10,956,766)	10,956,766	10,956,766

Total Investments – 99.4%
(cost $405,201,130)		524,005,300
Other assets less liabilities – 0.6%		3,409,318

Net Assets – 100.0%		$527,414,618

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1	June 2007	$55,073	$60,711	$5,638
S&P 500 Index Future	9	June 2007	3,191,993	3,449,025	257,032

					$262,670

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2007	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Swiss Franc settling 6/15/07	3,890	$3,183,306	$3,180,079	$3,227
Swiss Franc settling 6/15/07	3,099	2,547,891	2,533,436	14,455

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The market value of this security amounted to $6,712,042.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2007 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $394,244,364)	$513,048,534
Affiliated issuers (cost $10,956,766)	10,956,766
Foreign cash, at value (cost $7,166,074)	7,254,772	(a)
Receivable for shares of beneficial interest sold	1,716,042
Dividends and interest receivable	1,547,046
Receivable for investment securities sold and foreign currency transactions	434,251
Unrealized appreciation of forward currency exchange contracts	17,682

Total assets	534,975,093

Liabilities
Payable for investment securities purchased	6,371,545
Payable for shares of beneficial interest redeemed	664,874
Advisory fee payable	327,460
Distribution fee payable	91,682
Administrative fee payable	26,057
Transfer Agent fee payable	4,691
Payable for variation margin on futures contracts	1,649
Accrued expenses	72,517

Total liabilities	7,560,475

Net Assets	$527,414,618

Composition of Net Assets
Paid-in capital	392,200,821
Undistributed net investment income	1,851,261
Accumulated net realized gain on investment and foreign currency transactions	14,232,821
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	119,129,715

	$527,414,618

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$168,930,408	9,873,990	$17.11	*

B	$29,265,567	1,741,424	$16.81

C	$27,598,194	1,639,213	$16.84

Advisor	$232,012,869	13,489,760	$17.20

R	$6,764,837	398,493	$16.98

K	$1,263,678	74,059	$17.06

I	$61,579,065	3,591,837	$17.14

*	The maximum offering price per share for Class A shares was $17.87 which reflects a sales charge of 4.25%.

(a)	An amount equivalent to U.S. $130,420 has been segregated to collateralize margin requirements for the open futures contracts outstanding at May 31, 2007.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2007 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $549,553)	$6,207,780
Interest
Affiliated issuers	277,342
Unaffiliated issuers	20,024	$6,505,146

Expenses
Advisory fee	1,654,062
Distribution fee—Class A	177,874
Distribution fee—Class B	142,517
Distribution fee—Class C	117,130
Distribution fee—Class R	11,988
Distribution fee—Class K	1,091
Transfer agency—Class A	40,094
Transfer agency—Class B	14,860
Transfer agency—Class C	8,520
Transfer agency—Advisor Class	71,405
Transfer agency—Class R	4,478
Transfer agency—Class K	871
Transfer agency—Class I	9,278
Custodian	146,890
Registration fees	83,483
Administrative	45,181
Legal	37,041
Audit	23,909
Printing	21,270
Trustees’ fees	20,045
Miscellaneous	17,549

Total expenses	2,649,536
Less: expense offset arrangement (see Note B)	(4,720)

Net expenses		2,644,816

Net investment income		3,860,330

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on :
Investment transactions		14,432,155
Futures contracts		160,819
Foreign currency transactions		(212,679)
Net change in unrealized appreciation/depreciation of:
Investments		39,571,147	(a)
Futures contracts		286,859
Foreign currency denominated assets and liabilities		121,973

Net gain on investment and foreign currency transactions		54,360,274

Net Increase in Net Assets from Operations		$58,220,604

(a)	Net of change in accrued foreign capital gains taxes of $(10,327).

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Increase in Net Assets from Operations
Net investment income	$3,860,330	$4,567,317
Net realized gain on investment transactions and foreign currency transactions	14,380,295	30,697,436
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	39,979,979	33,943,468

Net increase in net assets from operations	58,220,604	69,208,221
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,262,167)	(356,082)
Class B	(310,275)	(79,058)
Class C	(223,828)	(42,764)
Advisor Class	(3,644,963)	(1,908,003)
Class R	(57,720)	(4,798)
Class K	(10,683)	(110)
Class I	(720,630)	(354,939)
Net realized gain on investment transactions
Class A	(6,389,720)	(1,328,229)
Class B	(2,322,002)	(625,278)
Class C	(1,675,061)	(338,222)
Advisor Class	(16,619,965)	(5,691,847)
Class R	(306,874)	(14,563)
Class K	(49,036)	(409)
Class I	(3,253,466)	(1,006,947)
Transactions in Shares of Beneficial Interest
Net increase	145,165,315	59,913,543

Total increase	166,539,529	117,370,515
Net Assets
Beginning of period	360,875,089	243,504,574

End of period (including undistributed net investment income of $1,851,261 and $4,221,197, respectively)	$527,414,618	$360,875,089

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)), or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Notes to Financial Statements

the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2007, there was no such reimbursement.

Pursuant to the advisory agreement, the Fund paid $45,181 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $60,013 for the six months ended May 31, 2007.

For the six months ended May 31, 2007, the Fund’s expenses were reduced by $4,720 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charge of $9,505 from the sale of Class A shares and received $215, $11,386 and $4,002 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2007 amounted to $136,949, of which $0 and $5,856, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $368,805, $455,400, $54,192 and $3,787 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$151,969,028	$43,200,666
U.S. government securities	– 0 –	– 0 –

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$121,355,863
Gross unrealized depreciation	(2,551,693)

Net unrealized appreciation	$118,804,170

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund‘s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006

Class A
Shares sold	6,436,388	2,195,489	$101,961,375	$33,628,118

Shares issued in reinvestment of dividends and distributions	437,350	116,118	6,813,913	1,591,977

Shares converted from Class B	171,624	76,260	2,758,086	1,169,198

Shares redeemed	(1,184,001)	(872,405)	(19,138,864)	(13,150,178)

Net increase	5,861,361	1,515,462	$92,394,510	$23,239,115

Class B
Shares sold	310,496	765,161	$4,870,998	$11,457,770

Shares issued in reinvestment of dividends and distributions	137,424	41,502	2,109,455	562,771

Shares converted to Class A	(174,474)	(77,434)	(2,758,086)	(1,169,198)

Shares redeemed	(198,306)	(247,746)	(3,111,724)	(3,663,044)

Net increase	75,140	481,483	$1,110,643	$7,188,299

Class C
Shares sold	484,144	679,155	$7,617,768	$10,245,451

Shares issued in reinvestment of dividends and distributions	101,832	22,052	1,566,178	299,466

Shares redeemed	(128,479)	(151,888)	(2,023,031)	(2,253,265)

Net increase	457,497	549,319	$7,160,915	$8,291,652

Advisor Class
Shares sold	2,166,470	2,703,444	$34,440,370	$39,883,736

Shares issued in reinvestment of dividends and distributions	1,288,690	551,387	20,155,119	7,576,055

Shares redeemed	(2,055,197)	(2,426,664)	(32,704,193)	(36,335,172)

Net increase	1,399,963	828,167	$21,891,296	$11,124,619

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006

Class R
Shares sold	201,471	215,650	$3,198,450	$3,240,945

Shares issued in reinvestment of dividends and distributions	23,552	1,378	364,588	18,821

Shares redeemed	(42,951)	(26,905)	(677,523)	(402,645)

Net increase	182,072	190,123	$2,885,515	$2,857,121

Class K
Shares sold	35,464	34,642	$563,389	$555,852

Shares issued in reinvestment of dividends and distributions	3,759	0 (a)	58,412	2

Shares redeemed	(568)	(21)	(9,433)	(343)

Net increase	38,655	34,621	$612,368	$555,511

Class I
Shares sold	1,020,753	413,452	$15,841,917	$6,480,886

Shares issued in reinvestment of dividends and distributions	255,077	99,368	3,974,096	1,361,339

Shares redeemed	(44,703)	(79,993)	(705,946)	(1,184,999)

Net increase	1,231,127	432,827	$19,110,067	$6,657,226

(a)	Share amount is less than one full share.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund‘s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended May 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$2,952,752	$2,379,630
Long term capital gains	8,798,497	5,487,536

Total taxable distributions	11,751,249	7,867,166

Total distributions paid	$11,751,249	$7,867,166

As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,934,555
Undistributed long-term capital gains	28,729,256
Unrealized appreciation/(depreciation)	77,175,772	(a)

Total accumulated earnings/(deficit)	$113,839,583

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to markets on passive foreign investment companies and the realization for tax purposes of gains/losses on certain derivative instruments.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Trustees of the Trust (“the Independent Trustees”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal, which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005		2004		2003		2002

Net asset value, beginning of period	$ 16.72		$ 13.87		$ 12.61		$ 10.52		$ 8.57		$ 9.64

Income From Investment Operations
Net investment income(a)	.16		.21		.15	(b)	.11	(b)(c)	.10	(b)	.05	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.88		3.30		1.68		2.09		1.91		(1.12)

Net increase (decrease) in net asset value from operations	2.04		3.51		1.83		2.20		2.01		(1.07)

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.14)		(.16)		(.11)		(.06)		– 0	–
Distributions from net realized gain on investment transactions	(1.38)		(.52)		(.41)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.65)		(.66)		(.57)		(.11)		(.06)		– 0	–

Net asset value, end of period	$ 17.11		$ 16.72		$ 13.87		$ 12.61		$ 10.52		$ 8.57

Total Return
Total investment return based on net asset value(d)	13.16%		26.37%		15.09%		21.09%		23.64%		(11.10)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$168,930		$67,102		$34,632		$23,536		$16,298		$8,892
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%(e)	1.33	%(f)	1.45%		1.41%		1.50%		1.76%
Expenses, before waivers/reimbursements	1.30	%(e)	1.33	%(f)	1.46%		1.65%		1.89%		2.59%
Net investment income	1.88	%(e)	1.39	%(f)	1.17	%(b)	.97	%(b)(c)	1.05	%(b)	.56	%(b)
Portfolio turnover rate	10%		29%		25%		38%		29%		28%

See footnote summary on page 39.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005		2004		2003		2002

Net asset value, beginning of period	$ 16.42		$ 13.66		$ 12.45		$ 10.39		$ 8.47		$ 9.59

Income From Investment Operations
Net investment income (loss)(a)	.06		.10		.05	(b)	.03	(b)(c)	.03	(b)	(.01	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.89		3.25		1.66		2.07		1.90		(1.11)

Net increase (decrease) in net asset value from operations	1.95		3.35		1.71		2.10		1.93		(1.12)

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.07)		(.09)		(.04)		(.01)		– 0	–
Distributions from net realized gain on investment transactions	(1.38)		(.52)		(.41)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.56)		(.59)		(.50)		(.04)		(.01)		– 0	–

Net asset value, end of period	$ 16.81		$ 16.42		$ 13.66		$ 12.45		$ 10.39		$ 8.47

Total Return
Total investment return based on net asset value(d)	12.79%		25.42%		14.24%		20.22%		22.82%		(11.68)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,266		$27,368		$16,180		$9,007		$5,585		$3,673
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.03	%(e)	2.05	%(f)	2.19%		2.15%		2.20%		2.45%
Expenses, before waivers/reimbursements	2.03	%(e)	2.05	%(f)	2.20%		2.39%		2.64%		3.29%
Net investment income (loss)	.75	%(e)	.67	%(f)	.38	%(b)	.23	%(b)(c)	.38	%(b)	(.09	)%(b)
Portfolio turnover rate	10%		29%		25%		38%		29%		28%

See footnote summary on page 39.

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005		2004		2003		2002

Net asset value, beginning of period	$ 16.45		$ 13.67		$ 12.46		$ 10.40		$ 8.48		$ 9.61

Income From Investment Operations
Net investment income(a)	.07		.11		.05	(b)	.03	(b)(c)	.04	(b)	– 0 –	(b)(g)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.88		3.26		1.66		2.07		1.89		(1.13)

Net increase (decrease) in net asset value from operations	1.95		3.37		1.71		2.10		1.93		(1.13)

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.07)		(.09)		(.04)		(.01)		– 0	–
Distributions from net realized gain on investment transactions	(1.38)		(.52)		(.41)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.56)		(.59)		(.50)		(.04)		(.01)		– 0	–

Net asset value, end of period	$ 16.84		$ 16.45		$ 13.67		$ 12.46		$ 10.40		$ 8.48

Total Return
Total investment return based on net asset value(d)	12.76%		25.55%		14.22%		20.20%		22.79%		(11.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,598		$19,439		$8,648		$5,218		$3,317		$2,129
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.00	%(e)	2.03	%(f)	2.16%		2.12%		2.20%		2.40%
Expenses, before waivers/reimbursements	2.00	%(e)	2.03	%(f)	2.18%		2.36%		2.60%		3.16%
Net investment income	.91	%(e)	.71	%(f)	.42	%(b)	.26	%(b)(c)	.39	%(b)	–0	–(b)(h)
Portfolio turnover rate	10%		29%		25%		38%		29%		28%

See footnote summary on page 39.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005		2004		2003		2002

Net asset value, beginning of period	$ 16.81		$ 13.93		$ 12.66		$ 10.56		$ 8.60		$ 9.65

Income From Investment Operations
Net investment income(a)	.15		.26		.19	(b)	.14	(b)(c)	.13	(b)	.12	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.92		3.32		1.68		2.10		1.91		(1.17)

Net increase (decrease) in net asset value from operations	2.07		3.58		1.87		2.24		2.04		(1.05)

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.18)		(.19)		(.14)		(.08)		– 0	–
Distributions from net realized gain on investment transactions	(1.38)		(.52)		(.41)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.68)		(.70)		(.60)		(.14)		(.08)		– 0	–

Net asset value, end of period	$ 17.20		$ 16.81		$ 13.93		$ 12.66		$ 10.56		$ 8.60

Total Return
Total investment return based on net asset value(d)	13.30%		26.80%		15.40%		21.47%		23.98%		(10.88)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$232,013		$203,212		$156,874		$131,710		$100,367		$74,727
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99	%(e)	1.03	%(f)	1.14%		1.11%		1.20%		1.23%
Expenses, before waivers/reimbursements	.99	%(e)	1.03	%(f)	1.16%		1.35%		1.59%		1.85%
Net investment income	1.85	%(e)	1.70	%(f)	1.44	%(b)	1.26	%(b)(c)	1.42	%(b)	1.31	%(b)
Portfolio turnover rate	10%		29%		25%		38%		29%		28%

See footnote summary on page 39.

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(i) to November 30, 2005

Net asset value, beginning of period	$ 16.62		$ 13.86		$ 12.90

Income From Investment Operations
Net investment income(a)	.11		.19		.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.89		3.26		.95

Net increase in net asset value from operations	2.00		3.45		.96

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.17)		– 0	–
Distributions from net realized gain on investment transactions	(1.38)		(.52)		– 0	–

Total dividends and distributions	(1.64)		(.69)		– 0	–

Net asset value, end of period	$ 16.98		$ 16.62		$ 13.86

Total Return
Total investment return based on net asset value(d)	12.96%		26.01%		7.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,765		$3,596		$364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62	%(e)	1.60	%(f)	1.70	%(e)
Expenses, before waivers/reimbursements	1.62	%(e)	1.60	%(f)	1.96	%(e)
Net investment income	1.44	%(e)	1.22	%(f)	.06	%(b)(e)
Portfolio turnover rate	10%		29%		25%

See footnote summary on page 39.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(i) to November 30, 2005

Net asset value, beginning of period	$ 16.72		$ 13.88		$ 12.90

Income From Investment Operations
Net investment income(a)	.14		.18		.14	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.88		3.32		.84

Net increase in net asset value from operations	2.02		3.50		.98

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.14)		– 0	–
Distributions from net realized gain on investment transactions	(1.38)		(.52)		– 0	–

Total dividends and distributions	(1.68)		(.66)		– 0	–

Net asset value, end of period	$ 17.06		$ 16.72		$ 13.88

Total Return
Total investment return based on net asset value(d)	13.05%		26.29%		7.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,264		$592		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.38	%(e)	1.41	%(f)	1.45	%(e)
Expenses, before waivers/reimbursements	1.38	%(e)	1.41	%(f)	1.55	%(e)
Net investment income	1.72	%(e)	1.40	%(f)	1.34	%(b)(e)
Portfolio turnover rate	10%		29%		25%

See footnote summary on page 39.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(i) to November 30, 2005

Net asset value, beginning of period	$ 16.76		$ 13.90		$ 12.90

Income From Investment Operations
Net investment income(a)	.16		.26		.04	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.91		3.30		.96

Net increase in net asset value from operations	2.07		3.56		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.18)		– 0	–
Distributions from net realized gain on investment transactions	(1.38)		(.52)		– 0	–

Total dividends and distributions	(1.68)		(.70)		– 0	–

Net asset value, end of period	$ 17.14		$ 16.76		$ 13.90

Total Return
Total investment return based on net asset value(d)	13.31%		26.79%		7.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,579		$39,566		$26,796
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.96	%(e)	1.01	%(f)	1.20	%(e)
Expenses, before waivers/reimbursements	.96	%(e)	1.01	%(f)	1.44	%(e)
Net investment income	2.02	%(e)	1.72	%(f)	.41	%(b)(e)
Portfolio Turnover Rate	10%		29%		25%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Amount is less than $.005.

(h)	Amount is less than .005%.

(i)	Commencement of distributions.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2), Senior Vice President

Kevin F. Simms(2), Senior Vice President

Henry S. D’Auria(2), Vice President

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the Global Value Investment Policy Group. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Global Value Fund (the “Fund”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Fund were reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years and that they had received a presentation from representatives of the Adviser and the independent consultant on the methodology and such changes. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a universe of funds consisting of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International World Index (Net) (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3- and 5-year periods and (in the case of the Index) the since inception period (March 2001 inception). The trustees noted that in the Performance Group comparison the Fund was in the 3rd quintile in the 1-year period and 2nd quintile in the 3- and 5-year periods, and in the Performance Universe comparison the Fund was in the 2nd quintile in the 1- and 3-year periods and 3rd quintile in the 5-year period. The comparative information showed that the Fund outperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Fund’s investment results over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The trustees noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than a registered investment company with a similar investment style as the Fund that is sub-advised by the Adviser.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund’s at approximate current size contractual effective fee rate of 75 basis points, plus the 3 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The trustees also noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

scale in the mutual fund industry and for the AllianceBernstein Funds. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund’s net assets.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;
3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Trustees on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$ 426.0	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $87,750 (0.03% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio	Fiscal Year End
Global Value Fund	Class A Class B Class C Class R Class K Class I Adv. Class	1.50% 2.20% 2.20% 1.70% 1.45% 1.20% 1.20%	1.33% 2.05% 2.03% 1.60% 1.41% 1.01% 1.03%	November 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[5]
Global Value Fund	$426.0	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25 m	0.447%	0.750%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.
5	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fee shown for the Fund exclude any expense reimbursements related to expense caps.

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee
Global Value Portfolio
Class A6	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship:

Fund	Sub-advised Fund	Fee Schedule
Global Value Fund	Client #1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Fund.8

6	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[9]	Lipper Group Median	Rank
Global Value Fund	0.750	0.825	1/6

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Value Fund	1.329	1.487	1/6	1.332	4/10

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

9	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.12 During the Fund’s most recently completed fiscal year, ABI received from the Fund $12,249, $487,538 and $14,613 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the

12 ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

Fund’s most recently completed fiscal year, ABIS received $98,625 in fees from the Fund.13

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

13	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $5,422 under the offset agreement between the Fund and ABIS.

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

Global Value Fund	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	26.88	26.49	24.56	3/6	4/10
3 year	19.80	19.28	18.85	2/6	2/9
5 year	14.60	12.47	14.60	2/5	4/7

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)17 versus its benchmark.18 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

14	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

15	The Fund’s PG and PU is identical to the Fund’s EG and EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

17	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

18	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

19	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Value Fund	26.88	19.80	14.60	12.11	13.51	0.90	5
MSCI World Index (Net)	20.07	14.68	9.97	7.73	12.43	0.63	5

Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income Fund*

ACM Managed Dollar Income Fund

ACM Managed Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2015 Retirement Strategy	2030 Retirement Strategy
2005 Retirement Strategy	2020 Retirement Strategy	2035 Retirement Strategy
2010 Retirement Strategy	2025 Retirement Strategy	2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

AllianceBernstein Family of Funds

NOTES

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0152-0507

SEMI-ANNUAL REPORT

AllianceBernstein

International Value Fund

May 31, 2007

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 25, 2007

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2007.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Investment Results

The table on page 4 provides performance for the Fund and its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, for the six- and 12-month periods ended May 31, 2007.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six-month period ended May 31, 2007, primarily due to weak security selection in capital equipment, finance and technology. Security selection in industrial commodities, transportation and consumer staples added to Fund performance. An overweight in industrial commodities enhanced Fund performance, while an overweight in energy detracted from performance.

For the 12-month period ended May 31, 2007, the Fund’s Class A shares without sales charges outperformed the benchmark, mostly due to positive security selection. Security selection within industrial commodities, transportation and energy all contributed positively to Fund performance.

Market Review and Investment Strategy

International markets rose during the six- and 12-month periods ending May 31, 2007. Most notably however, markets gave investors a bumpy ride in the first quarter of 2007. After initially continuing to trend gently upwards at the start of the year, a sell-off in Chinese equities and jitters about rising defaults on subprime mortgages in the U.S. sent markets around the world plunging in late February/early March 2007. Subsequently, however, equity markets recovered, reassured by booming global mergers and acquisitions (M&A) activity.

The Fund’s International Value Investment Policy Group (the “Group”) continues to believe that

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

international equity markets are reasonably valued and that these valuations are supported by the prospect of continued—if more moderate—economic and profit growth. The overall value opportunity is lower than average, but the Group’s fundamental research continues to uncover interesting value investments on a stock-by-stock basis.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties).

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Fund’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	13.71%	28.23%

Class B	13.31%	27.38%

Class C	13.31%	27.38%

Advisor Class*	13.84%	28.62%

Class R*	13.56%	27.92%

Class K*	13.73%	28.34%

Class I*	13.90%	28.70%

MSCI EAFE Index	14.08%	26.84%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	28.23%	22.77%
5 Years	21.17%	20.12%
Since Inception*	19.20%	18.37%

Class B Shares
1 Year	27.38%	23.38%
5 Years	20.30%	20.30%
Since Inception*	18.42%	18.42%

Class C Shares
1 Year	27.38%	26.38%
5 Years	20.32%	20.32%
Since Inception*	18.42%	18.42%

Advisor Class Shares†
1 Year	28.62%	28.62%
5 Years	21.51%	21.51%
Since Inception*	19.62%	19.62%

Class R Shares†
1 Year	27.92%	27.92%
Since Inception*	26.28%	26.28%

Class K Shares†
1 Year	28.34%	28.34%
Since Inception*	24.53%	24.53%

Class I Shares†
1 Year	28.70%	28.70%
Since Inception*	24.87%	24.87%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.19%, 1.91%, 1.90%, 0.89%, 1.50%, 1.13% and 0.83% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.19%, 1.90%, 1.90%, 0.89%, 1.40%, 1.13% and 0.83% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

HISTORICAL PERFORMANCE

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2007)
SEC Returns

Class A Shares
1 Year	24.64%
5 Years	21.19%
Since Inception*	18.26%

Class B Shares
1 Year	25.23%
5 Years	21.37%
Since Inception*	18.30%

Class C Shares
1 Year	28.29%
5 Years	21.38%
Since Inception*	18.31%

Advisor Class Shares†
1 Year	30.53%
5 Years	22.59%
Since Inception*	19.50%

Class R Shares†
1 Year	29.80%
Since Inception*	25.88%

Class K Shares†
1 Year	30.22%
Since Inception*	24.00%

Class I Shares†
1 Year	30.63%
Since Inception*	24.35%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2006		Ending Account Value May 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,137.12	$1,019.45	$5.86	$5.54
Class B	$1,000	$1,000	$1,133.08	$1,015.86	$9.68	$9.15
Class C	$1,000	$1,000	$1,133.08	$1,015.91	$9.63	$9.10
Advisor Class	$1,000	$1,000	$1,138.42	$1,020.94	$4.27	$4.03
Class R	$1,000	$1,000	$1,135.55	$1,017.95	$7.45	$7.04
Class K	$1,000	$1,000	$1,137.34	$1,019.50	$5.81	$5.49
Class I	$1,000	$1,000	$1,138.95	$1,021.24	$3.95	$3.73
*	Expenses are equal to the classes’ annualized expense ratios of 1.10%, 1.82%, 1.81%, 0.80%, 1.40%, 1.09% and 0.74%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2007 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $11,508.2

*	All data are as of May 31, 2007. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent less than 0.8% weightings in the following countries: China, Israel and Sweden.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2007 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Renault SA	$368,502,531	3.2%
ING Groep NV	348,250,739	3.0
E.ON AG	330,476,128	2.9
Allianz SE	325,595,167	2.9
HBOS PLC	304,007,231	2.6
Muenchener Rueckversicherungs AG	296,648,271	2.6
Sumitomo Mitsui Financial Group, Inc.	291,817,467	2.5
ENI SpA	289,961,901	2.5
BNP Paribas SA	287,249,492	2.5
ORIX Corp.	276,355,415	2.4
	$3,118,864,342	27.1%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.2%
Financials – 34.5%
Capital Markets – 1.8%
Credit Suisse Group	2,640,700	$200,730,344

Commercial Banks – 17.8%
Bank Hapoalim BM	3,986,578	21,568,033
Barclays PLC	14,344,800	205,093,274
BNP Paribas SA	2,369,120	287,249,492
Credit Agricole SA	4,898,235	202,021,008
HBOS PLC	14,129,680	304,007,231
Kookmin Bank	1,131,500	102,443,061
Mitsubishi UFJ Financial Group, Inc.	12,700	146,223,772
Royal Bank of Scotland Group PLC	20,381,700	253,193,562
Societe Generale	1,197,828	233,313,844
Sumitomo Mitsui Financial Group, Inc.	30,045	291,817,467

		2,046,930,744

Consumer Finance – 2.4%
ORIX Corp.	1,027,110	276,355,415

Diversified Financial Services – 4.3%
Fortis	2,179,900	90,491,461
Fortis (Euronext Amsterdam)	1,292,700	53,709,785
ING Groep NV	7,835,102	348,250,739

		492,451,985

Insurance – 7.7%
Allianz SE	1,467,045	325,595,167
Aviva PLC	10,162,349	160,544,368
Fondiaria-Sai SpA (ordinary shares)	1,430,548	73,549,382
Fondiaria-Sai SpA (saving shares)	184,200	7,435,140
Friends Provident PLC	6,104,927	23,938,603
Muenchener Rueckversicherungs AG	1,575,800	296,648,271

		887,710,931

Real Estate Management & Development – 0.5%
Leopalace21 Corp.	696,200	23,467,226
Sino Land Co.	17,804,382	39,004,326

		62,471,552

		3,966,650,971

Materials – 12.7%
Chemicals – 3.6%
BASF AG	2,126,600	263,339,460
Mitsubishi Chemical Holdings Corp.	11,206,500	98,187,048
Mitsui Chemicals, Inc.	7,024,000	50,793,177

		412,319,685

Construction Materials – 0.9%
Buzzi Unicem SpA	1,576,061	54,893,105
Italcementi SpA	1,492,200	48,474,383

		103,367,488

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 8.2%
Antofagasta PLC	6,406,758	$70,791,615
Arcelor Mittal (Euronext Amsterdam)	1,236,900	74,244,418
JFE Holdings, Inc.	4,372,500	265,746,301
Kazakhmys PLC	3,843,400	98,860,338
Mittal Steel Co. NV (Euronext Paris)	1,676,695	100,664,685
POSCO	314,900	150,788,376
Xstrata PLC	3,216,680	185,085,981

		946,181,714

		1,461,868,887

Consumer Discretionary – 10.5%
Auto Components – 2.7%
Compagnie Generale des Etablissements Michelin-Class B	1,518,200	198,835,934
Hyundai Mobis	1,231,300	111,626,110

		310,462,044
Automobiles – 5.6%
Nissan Motor Co., Ltd.	15,065,200	167,673,198
Renault SA	2,579,000	368,502,531
Toyota Motor Corp.	1,827,000	110,036,226

		646,211,955

Household Durables – 2.2%
George Wimpey PLC	1,203,900	14,978,705
Persimmon PLC	469,598	12,706,832
Sharp Corp.	10,823,000	207,299,572
Taylor Woodrow PLC	2,239,500	20,283,983

		255,269,092

		1,211,943,091

Energy – 8.9%
Oil, Gas & Consumable Fuels – 8.9%
BP PLC	3,892,800	43,479,606
China Petroleum & Chemical Corp. – Class H	79,079,500	86,982,093
ENI SpA	8,202,600	289,961,901
Petroleo Brasileiro SA (NY) (ADR)	2,378,500	228,050,580
Repsol YPF SA	3,254,100	119,406,801
Total SA	3,448,700	259,934,896

		1,027,815,877

Industrials – 6.6%
Aerospace & Defense – 2.1%
BAE Systems PLC	13,066,806	115,776,882
European Aeronautic Defence & Space Co., NV	4,117,560	129,243,402

		245,020,284

Airlines – 1.7%
Air France – KLM	2,342,518	119,637,235
Deutsche Lufthansa AG	2,812,700	81,476,235

		201,113,470

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.6%
Sumitomo Heavy Industries Ltd.	6,129,000	$69,747,666

Marine – 2.2%
Mitsui OSK Lines Ltd.	12,396,000	170,112,948
Nippon Yusen KK	8,613,000	79,529,771

		249,642,719

		765,524,139

Information Technology – 5.8%
Computers & Peripherals – 1.8%
Compal Electronics, Inc. (GDR)(a)	6,871,581	31,952,852
Toshiba Corp.	23,532,000	176,320,204

		208,273,056

Electronic Equipment & Instruments – 0.8%
AU Optronics Corp.	60,159,000	93,115,950

Semiconductors & Semiconductor Equipment – 3.2%
Hynix Semiconductor, Inc.(b)	4,336,600	134,612,057
Samsung Electronics Co., Ltd.	90,500	52,294,240
Siliconware Precision Industries Co.	17,449,000	36,387,240
United Microelectronics Corp.	249,295,399	145,413,787

		368,707,324

		670,096,330

Utilities – 4.4%
Electric Utilities – 2.9%
E.ON AG	2,011,700	330,476,128

Multi-Utilities – 1.5%
RWE AG	1,552,840	176,063,256

		506,539,384

Telecommunication Services – 4.2%
Diversified Telecommunication Services – 2.1%
China Netcom Group Corp. Ltd.(a)	41,571,500	105,868,863
Nippon Telegraph & Telephone Corp.	27,901	131,058,462

		236,927,325

Wireless Telecommunication Services – 2.1%
Vodafone Group PLC	77,815,865	243,496,439

		480,423,764

Health Care – 3.4%
Pharmaceuticals – 3.4%
AstraZeneca PLC	3,036,000	161,424,149
GlaxoSmithKline PLC	871,600	22,704,111
Sanofi-Aventis	2,120,482	204,266,165

		388,394,425

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 2.0%
Tobacco – 2.0%
British American Tobacco PLC	695,000	$23,555,797
Japan Tobacco, Inc.	38,741	202,009,353

		225,565,150

Industrial Commodities – 0.2%
Forest & Paper – 0.2%
Sca Ab B Free(b)	1,545,300	26,761,145

Total Common Stocks (cost $8,672,720,237)		10,731,583,163

NON-CONVERTIBLE – PREFERRED STOCKS – 0.5%
Semiconductors & Semiconductor Equipment – 0.5%
Samsung Electronics Co. Ltd. (cost $63,418,510)	127,600	57,838,406

SHORT-TERM INVESTMENTS – 4.2%
Investment Companies – 4.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $480,641,030)	480,641,030	480,641,030

Total Investments – 97.9% (cost $9,216,779,777)		11,270,062,599
Other assets less liabilities – 2.1%		238,105,536

Net Assets – 100.0%		$11,508,168,135

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	4,911	June 2007	$281,124,479	$298,152,588	$17,028,109

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, the aggregate market value of these securities amounted to $137,821,715 or 1.2% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:
ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See	notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2007 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,736,138,747)	$10,789,421,569
Affiliated issuers (cost $480,641,030)	480,641,030
Foreign cash, at value (cost $223,713,178)	224,212,473	(a)
Receivable for shares of beneficial interest sold	120,157,956
Dividends and interest receivable	37,641,033
Receivable for variation margin on futures contracts	2,932,684
Receivable for investment securities sold	1,357,510

Total assets	11,656,364,255

Liabilities
Payable for investment securities purchased and foreign currency transactions	113,907,220
Payable for shares of beneficial interest redeemed	25,292,221
Advisory fee payable	6,000,465
Distribution fee payable	2,711,622
Transfer Agent fee payable	198,026
Administrative fee payable	18,103
Accrued expenses	68,463

Total liabilities	148,196,120

Net Assets	$11,508,168,135

Composition of Net Assets
Paid-in capital	$9,132,412,361
Undistributed net investment income	72,600,104
Accumulated net realized gain on investment and foreign currency transactions	232,821,325
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,070,334,345

	$11,508,168,135

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$5,370,952,662	219,204,449	$24.50	*

B	$355,062,426	14,758,502	$24.06

C	$1,250,346,451	51,961,820	$24.06

Advisor	$3,193,468,329	128,301,140	$24.89

R	$111,643,278	4,579,504	$24.38

K	$223,392,502	9,146,629	$24.42

I	$1,003,302,487	40,847,410	$24.56

*	The maximum offering price per share for Class A shares was $25.59 which reflects a sales charge of 4.25%.

(a)	An amount equivalent to U.S. $21,707,253 has been segregated to collateralize margin requirements for the open futures contracts outstanding at May 31, 2007.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2007 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $20,044,856)	$155,728,332
Interest
Affiliated issuers	9,293,970
Unaffiliated issuers	488,613	$165,510,915

Expenses
Advisory fee	29,669,227
Distribution fee—Class A	6,385,116
Distribution fee—Class B	1,643,857
Distribution fee—Class C	4,954,982
Distribution fee—Class R	188,015
Distribution fee—Class K	187,795
Transfer agency—Class A	1,817,357
Transfer agency—Class B	188,758
Transfer agency—Class C	468,494
Transfer agency—Advisor Class	1,062,481
Transfer agency—Class R	75,427
Transfer agency—Class K	98,967
Transfer agency—Class I	130,378
Custodian	1,926,319
Registration fees	262,833
Printing	208,725
Administrative	44,959
Audit	31,698
Legal	29,243
Trustees’ fees	17,170
Miscellaneous	47,958

Total expenses	49,439,759
Less: expenses waived and reimbursed by the Adviser (see Note B)	(5,250)
Less: expense offset arrangement (see Note B)	(33,868)

Net expenses		49,400,641

Net investment income		116,110,274

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on :
Investment transactions		247,376,209
Futures contracts		14,886,669
Foreign currency transactions		(1,223,344)
Net change in unrealized appreciation/depreciation of:
Investments		815,621,661
Futures contracts		10,307,532
Foreign currency denominated assets and liabilities		(2,455,374)

Net gain on investment and foreign currency transactions		1,084,513,353

Net Increase in Net Assets from Operations		$1,200,623,627

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Increase in Net Assets from Operations:
Net investment income	$116,110,274	$83,351,675
Net realized gain on investment transactions and foreign currency transactions	261,039,534	357,903,171
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	823,473,819	851,020,730

Net increase in net assets from operations	1,200,623,627	1,292,275,576
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(58,359,707)	(16,343,354)
Class B	(3,899,389)	(1,336,095)
Class C	(10,136,569)	(2,208,530)
Advisor Class	(35,853,711)	(9,816,862)
Class R	(833,757)	(53,639)
Class K	(1,802,506)	(1,658)
Class I	(13,036,156)	(2,874,352)
Net realized gain on investment transactions
Class A	(167,227,268)	(71,457,886)
Class B	(15,503,112)	(10,971,191)
Class C	(40,300,754)	(18,135,087)
Advisor Class	(92,781,487)	(37,415,212)
Class R	(2,351,905)	(234,524)
Class K	(4,633,287)	(6,044)
Class I	(32,992,386)	(10,045,312)
Transactions in Shares of Beneficial Interest:
Net increase	3,817,583,439	3,191,039,429

Total increase	4,538,495,072	4,302,415,259
Net Assets:
Beginning of period	6,969,673,063	2,667,257,804

End of period (including undistributed net investment income of $72,600,104 and $80,411,625, respectively)	$11,508,168,135	$6,969,673,063

See notes to financial statements.

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)), or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Notes to Financial Statements

the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2007, such reimbursement amounted to $5,250.

Pursuant to the advisory agreement, the Fund paid $44,959 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,792,965 for the six months ended May 31, 2007.

For the six months ended May 31, 2007, the Fund’s expenses were reduced by $33,868 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charge of $328,441 from the sale of Class A shares and received $136,718, $111,494 and $96,197 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2007 amounted to $5,857,603, of which $0 and $381,749, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,771,813, $7,275,994, $373,523 and $729,513 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$4,000,012,583	$882,995,809
U.S. government securities	-0-	-0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$2,089,934,888
Gross unrealized depreciation	(36,652,066)

Net unrealized appreciation	$2,053,282,822

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006

Class A
Shares sold	89,993,770	90,609,741	$2,058,753,633	$1,874,859,138

Shares issued in reinvestment of dividends and distributions	9,294,071	4,544,098	206,328,306	81,157,586

Shares converted from Class B	870,719	635,870	20,040,839	13,260,202

Shares redeemed	(23,446,498)	(23,049,282)	(537,993,136)	(472,648,967)

Net increase	76,712,062	72,740,427	$1,747,129,642	$1,496,627,959

Class B
Shares sold	2,772,231	4,746,591	$62,233,747	$96,059,041

Shares issued in reinvestment of dividends and distributions	701,663	564,146	15,345,428	9,957,205

Shares converted to Class A	(885,468)	(645,833)	(20,040,839)	(13,260,202)

Shares redeemed	(1,176,886)	(2,110,828)	(26,516,760)	(42,322,034)

Net increase	1,411,540	2,554,076	$31,021,576	$50,434,010

Class C
Shares sold	18,698,130	18,783,453	$420,836,174	$382,739,271

Shares issued in reinvestment of dividends and distributions	1,475,426	758,066	32,267,576	13,379,871

Shares redeemed	(2,467,658)	(2,998,326)	(55,759,569)	(60,040,748)

Net increase	17,705,898	16,543,193	$397,344,181	$336,078,394

Advisor Class
Shares sold	56,559,260	51,498,076	$1,313,669,783	$1,079,583,441

Shares issued in reinvestment of dividends and distributions	4,612,737	2,101,394	103,878,832	37,993,197

Shares redeemed	(11,984,968)	(13,347,347)	(278,474,756)	(276,864,378)

Net increase	49,187,029	40,252,123	$1,139,073,859	$840,712,260

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006

Class R
Shares sold	3,023,553	1,880,459	$68,784,655	$39,647,158

Shares issued in reinvestment of dividends and distributions	114,066	8,119	2,523,145	144,846

Shares redeemed	(480,959)	(193,268)	(10,892,216)	(3,923,255)

Net increase	2,656,660	1,695,310	$60,415,584	$35,868,749

Class K
Shares sold	6,439,940	3,255,871	$146,931,297	$69,597,882

Shares issued in reinvestment of dividends and distributions	290,949	390	6,435,792	6,951

Shares redeemed	(750,091)	(96,255)	(16,748,736)	(2,009,820)

Net increase	5,980,798	3,160,006	$136,618,353	$67,595,013

Class I
Shares sold	14,730,806	18,423,178	$341,251,161	$382,441,586

Shares issued in reinvestment of dividends and distributions	2,039,984	719,249	45,328,444	12,838,589

Shares redeemed	(3,536,160)	(1,462,230)	(80,599,361)	(31,557,131)

Net increase	13,234,630	17,680,197	$305,980,244	$363,723,044

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund ‘s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$60,525,918	$19,459,097
Long-term capital gains	120,373,828	40,337,911

Total taxable distributions	180,899,746	59,797,008

Total distributions paid	$180,899,746	$59,797,008

As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$186,778,581
Undistributed long-term capital gains	293,122,571
Accumulated capital and other losses	(27,454,907	)(a)
Unrealized appreciation/(depreciation)	1,202,397,896	(b)

Total accumulated earnings/(deficit)	$1,654,844,141

(a)

On November 30, 2006, the Fund had a net capital loss carryforward of $27,454,907 of which $27,454,907 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with Alliance International Fund, Inc. may apply. During the fiscal year, the Fund utilized a capital loss carryforwards of $3,427,458.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange commission (“SEC”) and the Office of New York Attorney General (“NYAG”)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal, which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007, the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005		2004		2003		2002

Net asset value, beginning of period	$23.05		$18.10		$16.22		$12.82		$9.83		$9.64

Income From Investment Operations
Net investment income(a)	.30		.39	(b)	.26	(b)	.16	(b)(c)	.13	(b)	.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.70		5.80		2.15		3.37		2.96		.12	(d)

Net increase in net asset value from operations	3.00		6.19		2.41		3.53		3.09		.19

Less: Dividends and Distributions
Dividends from net investment income	(.40)		(.23)		(.17)		(.13)		(.10)		– 0	–
Distributions from net realized gain on investment transactions	(1.15)		(1.01)		(.36)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.55)		(1.24)		(.53)		(.13)		(.10)		– 0	–

Net asset value, end of period	$24.50		$23.05		$18.10		$16.22		$12.82		$9.83

Total Return
Total investment return based on net asset value(e)	13.71%		36.20%		15.31%		27.77%		31.80%		1.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,370,953		$3,285,006		$1,262,495		$455,933		$180,443		$74,193
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(f)	1.19	%(g)	1.20%		1.20%		1.20%		1.20%
Expenses, before waivers/reimbursements	1.10	%(f)	1.19	%(g)	1.37%		1.64%		1.93%		2.19%
Net investment income	2.57	%(f)	1.92	%(b)(g)	1.57	%(b)	1.12	%(b)(c)	1.22	%(b)	.74	%(b)
Portfolio turnover rate	10%		23%		26%		22%		20%		23%

See footnote summary on page 37.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005		2004		2003		2002

Net asset value, beginning of period	$22.63		$17.81		$15.99		$12.67		$9.75		$9.62

Income From Investment Operations
Net investment income (loss)(a)	.18		.25	(b)	.16	(b)	.07	(b)(c)	.07	(b)	–0–	(b)(h)
Net realized and unrealized gain on investment and foreign currency transactions	2.69		5.70		2.11		3.32		2.92		.13	(d)

Net increase in net asset value from operations	2.87		5.95		2.27		3.39		2.99		.13

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.12)		(.09)		(.07)		(.07)		– 0	–
Distributions from net realized gain on investment transactions	(1.15)		(1.01)		(.36)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.44)		(1.13)		(.45)		(.07)		(.07)		– 0	–

Net asset value, end of period	$24.06		$22.63		$17.81		$15.99		$12.67		$9.75

Total Return
Total investment return based on net asset value(e)	13.31%		35.22%		14.52%		26.83%		30.85%		1.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$355,062		$302,072		$192,192		$136,980		$84,809		$51,608
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82	%(f)	1.90	%(g)	1.90%		1.90%		1.90%		1.90%
Expenses, before waivers/reimbursements	1.82	%(f)	1.90	%(g)	2.09%		2.39%		2.71%		2.84%
Net investment income (loss)	1.56	%(f)	1.22	%(b)(g)	.98	%(b)	.47	%(b)(c)	.61	%(b)	(.03	)%(b)
Portfolio turnover rate	10%		23%		26%		22%		20%		23%

See footnote summary on page 37.

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005		2004		2003		2002

Net asset value, beginning of period	$22.63		$17.81		$15.99		$12.67		$9.75		$9.60

Income From Investment Operations
Net investment income(a)	.21		.25	(b)	.16	(b)	.06	(b)(c)	.06	(b)	.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.66		5.70		2.11		3.33		2.93		.14	(d)

Net increase in net asset value from operations	2.87		5.95		2.27		3.39		2.99		.15

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.12)		(.09)		(.07)		(.07)		– 0	–
Distributions from net realized gain on investment transactions	(1.15)		(1.01)		(.36)		– 0	–	– 0	–	– 0	–

Total distributions	(1.44)		(1.13)		(.45)		(.07)		(.07)		– 0	–

Net asset value, end of period	$24.06		$22.63		$17.81		$15.99		$12.67		$9.75

Total Return
Total investment return based on net asset value(e)	13.31%		35.22%		14.52%		26.83%		30.85%		1.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,250,346		$775,322		$315,390		$143,067		$59,753		$26,663
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.81	%(f)	1.89	%(g)	1.90%		1.90%		1.90%		1.90%
Expenses, before waivers/reimbursements	1.81	%(f)	1.89	%(g)	2.07%		2.35%		2.65%		2.90%
Net investment income	1.84	%(f)	1.22	%(b)(g)	.95	%(b)	.46	%(b)(c)	.55	%(b)	.09	%(b)
Portfolio turnover rate	10%		23%		26%		22%		20%		23%

See footnote summary on page 37.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005		2004		2003		2002

Net asset value, beginning of period	$ 23.41		$ 18.34		$ 16.41		$ 12.96		$ 9.92		$ 9.68

Income From Investment Operations
Net investment income(a)	.33		.46	(b)	.37	(b)	.21	(b)(c)	.18	(b)	.17	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.74		5.89		2.12		3.40		2.97		.07	(d)

Net increase in net asset value from operations	3.07		6.35		2.49		3.61		3.15		.24

Less: Dividends and Distributions
Dividends from net investment income	(.44)		(.27)		(.20)		(.16)		(.11)		– 0	–
Distributions from net realized gain on investment transactions	(1.15)		(1.01)		(.36)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.59)		(1.28)		(.56)		(.16)		(.11)		– 0	–

Net asset value, end of period	$ 24.89		$ 23.41		$ 18.34		$ 16.41		$ 12.96		$ 9.92

Total Return
Total investment return based on net asset value(e)	13.84%		36.65%		15.66%		28.10%		32.19%		2.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,193,468		$1,851,774		$712,775		$1,082,517		$633,688		$325,800
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(f)	.89	%(g)	.90%		.90%		.90%		.90%
Expenses, before waivers/reimbursements	.80	%(f)	.89	%(g)	1.04%		1.34%		1.63%		1.75%
Net investment income	2.86	%(f)	2.21	%(b)(g)	2.21	%(b)	1.48	%(b)(c)	1.61	%(b)	1.67	%(b)
Portfolio turnover rate	10%		23%		26%		22%		20%		23%

See	footnote summary on page 37.

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,					November 3, 2003(i) to November 30, 2003
			2006		2005	2004

Net asset value, beginning of period	$22.98		$18.09		$16.23	$12.82		$12.60

Income From Investment Operations
Net investment income(a)(b)	.30		.30		.22	.02	(c)	– 0	–(h)
Net realized and unrealized gain on investment and foreign currency transactions	2.66		5.83		2.16	3.48		.22

Net increase in net asset value from operations	2.96		6.13		2.38	3.50		.22

Less: Dividends and Distributions
Dividends from net investment income	(.41)		(.23)		(.16)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	(1.15)		(1.01)		(.36)	– 0	–	– 0	–

Total dividends and distributions	(1.56)		(1.24)		(.52)	(.09)		– 0	–

Net asset value, end of period	$24.38		$22.98		$18.09	$16.23		$12.82

Total Return
Total investment return based on net asset value(e)	13.56%		35.87%		15.09%	27.46%		1.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$111,643		$44,196		$4,115	$960		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40	%(f)	1.40	%(g)	1.40%	1.40%		1.40	%(f)
Expenses, before waivers/reimbursements	1.41	%(f)	1.50	%(g)	1.66%	1.84%		2.31	%(f)
Net investment income(b)	2.60	%(f)	1.47	%(g)	1.30%	.12	%(c)	.40	%(f)
Portfolio turnover rate	10%		23%		26%	22%		20%

See footnote summary on page 37.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(i) to November 30, 2005

Net asset value, beginning of period	$23.02		$18.11		$17.14

Income From Investment Operations
Net investment income(a)	.33		.27	(b)	.11	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.67		5.93		.86

Net increase in net asset value from operations	3.00		6.20		.97

Less: Dividends and Distributions
Dividends from net investment income	(.45)		(.28)		– 0	–
Distributions from net realized gain on investment transactions	(1.15)		(1.01)		– 0	–

Total dividends and distributions	(1.60)		(1.29)		– 0	–

Net asset value, end of period	$24.42		$23.02		$18.11

Total Return
Total investment return based on net asset value(e)	13.73%		36.30%		5.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$223,393		$72,884		$106
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.09	%(f)	1.13	%(g)	1.15	%(f)
Expenses, before waivers/reimbursements	1.09	%(f)	1.13	%(g)	1.42	%(f)
Net investment income	2.88	%(f)	1.40	%(b)(g)	1.07	%(b)(f)
Portfolio turnover rate	10%		23%		26%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(i) to November 30, 2005

Net asset value, beginning of period	$23.12		$18.14		$17.14

Income From Investment Operations
Net investment income(a)	.33		.47	(b)	.09	(b)
Net realized and unrealized gain on investment and foreign currency transactions	2.71		5.81		.91

Net increase in net asset value from operations	3.04		6.28		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.45)		(.29)		- 0	-
Distributions from net realized gain on investment transactions	(1.15)		(1.01)		- 0	-
Total dividends and distributions	(1.60)		(1.30)		- 0	-

Net asset value, end of period	$24.56		$23.12		$18.14

Total Return
Total investment return based on net asset value(e)	13.90%		36.73%		5.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,003,303		$638,419		$180,185
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.74	% (f)	.82	% (g)	.90	% (f)
Expenses, before waivers/reimbursements	.74	% (f)	.82	% (g)	1.00	% (f)
Net investment income	2.88	% (f)	2.27	% (b)(g)	.75	% (b)(f)
Portfolio turnover Rate	10%		23%		26%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	In addition to net realized and unrealized gain (loss) from investment and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund’s total net assets in relation to the timing of market gains and losses.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Amount is less than $.005

(i)	Commencement of distributions.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2), Senior Vice President

Kevin F. Simms(2), Senior Vice President

Henry S. D’Auria(2), Vice President

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian	Transfer Agent
State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free (800) 221-5672

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, New York 10036

Legal Counsel
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the International Value Investment Policy Group. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Fund (the “Fund”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Fund were reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years and that they had received a presentation from representatives of the Adviser and the independent consultant on the methodology and such changes. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser.

The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Fund as compared to a universe of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3- and 5-year periods and (in the case of the Index) the since inception period (March 2001 inception). The trustees noted that in the Performance Universe comparison the Fund was in the 1st quintile in the 1- and 5-year periods and 2nd quintile in the 3-year period. The comparative information showed that the Fund outperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Fund’s investment results over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The trustees noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund pays a higher fee rate than certain registered investment companies with a similar investment style as the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund’s at approximate current size contractual effective fee rate of 66.4 basis points, plus the less than 1 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The trustees also noted that in the Fund’s latest fiscal year, a portion of the administrative expense reimbursement (less than 1 basis point) had been waived by the Adviser.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The trustees further noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund. The trustees noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were in excess of the third breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the effect of the breakpoints and would be further reduced to the extent the net assets of the Fund increase further. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Trustees on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$9,031.7	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser was due to receive $91,000 (0.002% of the Fund’s average daily net assets) for such services but waived a portion of those fees in the amount of $30,333 or (0.001% at the Fund’s average daily net assets).

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund, except for Class R shares, was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Fund, except for Class R shares, was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
International Value Fund	Class A Class B Class C Class R Class K Class I Adv. Class	1.20 1.90 1.90 1.40 1.15 0.90 0.90	% % % % % % %	1.19 1.90 1.89 1.50 1.13 0.82 0.89	% % % % % % %	November 30

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[5]
International Value Fund	$9,031.7	International Strategic Value 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum Account Size: $25 m	0.502%	0.633%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:6

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.633%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fee shown for the Fund exclude any expense reimbursements related to expense caps.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ACITM Mutual Fund	Fee[7]
International Value Fund	Alliance International Diversified Value[8]	0.10%[9]
	AllianceBernstein International Value Equity A8	0.30%[10]
	AllianceBernstein Kokusai Value Stock[8]	0.70%
	Bernstein Kokusai Strategic Value[8]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

7

The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 6, 2007 by Reuters was ¥116.62 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.6 million.

8	This ACITM fund is privately placed or institutional.

9

In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

10

The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships:

Fund	Sub-advised Fund	Fee Schedule

International Value Fund	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter

	Client # 2	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client # 3	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter

	Client # 4	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter

	Client # 5	0.55% on 1st $150 million 0.50% on next $150 million 0.20% thereafter

	Client # 6	0.55% on 1st $150 million 0.40% thereafter

	Client # 7	0.50%

	Client # 8	0.30%

	Client # 9	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee

	Client # 10	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter

11	This is the fee schedule of a fund managed by an affiliate of the Adviser.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Fund.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee[14]	Lipper Group Median	Rank
International Value Fund[15]	0.664	0.751	2/11
12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.
14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that effectively reduce the actual management fee.

15	The Fund’s EG includes the Fund, one other International Large-Cap Value Fund (“ILCV”), six International Large-Cap Core Funds (“ILCC”) and three International Multi-Cap Value Funds (“IMLV”).

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.16 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.17

Fund	Expense Ratio (%)[18]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Value Fund[19]	1.186	1.269	4/11	1.501	6/62

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship

16	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

19	The Fund’s EU includes the Fund, EG and all other ILCV, ILCC and IMLV funds, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.20 During the Fund’s most recently completed fiscal year, ABI received from the Fund $308,742, $13,843,941 and $268,622 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $2,100,548 in fees from the Fund.21

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third

20	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

21	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $62,957 under the offset agreement between the Fund and ABIS.

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund22 relative to its Lipper Performance Universe (“PU”) for the periods ended December 31, 2006. 23

22

The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

23	Note that the current Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

International Value Fund[24]	Fund Return	PU Median	PU Rank
1 year	34.18	26.77	1/7
3 year	24.94	20.32	2/7
5 year	22.13	15.28	1/7

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Value Fund	34.18	24.94	22.12	18.85	14.49	1.29	5
MSCI EAFE Index (Net)	26.34	19.93	14.98	11.07	13.43	0.93	5

Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

24	Lipper omitted the Fund’s Lipper Performance Group (“PG”) because of the limited number of peers with the same Lipper investment classification/objective as the Fund. The Fund’s PU includes the Fund and all other ILCV funds, regardless of asset size.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income Fund*

ACM Managed Dollar Income Fund

ACM Managed Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2015 Retirement Strategy	2030 Retirement Strategy
2005 Retirement Strategy	2020 Retirement Strategy	2035 Retirement Strategy
2010 Retirement Strategy	2025 Retirement Strategy	2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

AllianceBernstein Family of Funds

NOTES

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0152-0507

SEMI-ANNUAL REPORT

AllianceBernstein

Small/Mid Cap Value Fund

May 31, 2007

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 25, 2007

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2007.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 110 companies. The Fund invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements. The Fund may also invest in securities issued by non-U.S. companies and may enter into forward commitments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended May 31, 2007.

The Fund’s Class A shares without sales charges outperformed the benchmark for both the six- and 12-month periods ended May 31, 2007. For the six- and 12-month periods, sector returns were fairly evenly distributed within the small cap universe while small cap stocks underperformed large cap stocks, as their earnings growth rates trailed large cap stocks. For the six-month period, consumer staples and industrial commodity stocks were strong, while construction and housing-related stocks struggled as a result of weak housing data. For the 12-month period, commodities and staples led the benchmark, while technology and construction lagged the Russell 2500 Value Index.

The Fund generated strong relative returns for the six- and 12-month periods ended May 31, 2007. Performance for the six- and 12-month periods was driven by sizable contributions in stock selection, led by commodities and capital equipment. Transportation sectors were the leading detractor from Fund performance. Sector selection was a more sizable Fund contributor, led by overweights in commodities and capital equipment and an underweight in real estate investment trusts (REITs).

For the 12-month period ended May 31, 2007, much of the Fund’s outperformance was attributable to strong stock selection, primarily in industrial commodities and capital equipment, as holdings in those sectors benefited from strong earnings growth. Utilities contributed strongly as investors sought more exposure to the coal-based power generation capacity possessed by several of the Fund’s holdings. Stock selection in transportation was a detractor from performance as the Fund’s holdings lagged over capacity and pricing concerns. Sector selection was a small contributor during the 12-month period, as overweights in capital equipment and commodities were offset by an underweight in utilities.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	1

Market Review and Investment Strategy

The small cap market over the six- and 12-month periods ended May 31, 2007 has been dominated by a shift in investor attitudes, driven by the slowdown in earnings growth rates for smaller stocks relative to larger ones. In the second half of 2006, investors were still extremely complacent about risk in the markets as they viewed the long-term rally in small cap profits (and the outperformance of smaller, riskier companies that came with it) as being sustainable. So far in 2007, there has been a marked shift as profit growth of smaller stocks has collapsed and valuations that investors had awarded these smaller companies were exposed as being unreasonable.

The Fund’s Small/Mid Cap Value Investment Policy Group (the “Group”) has been increasingly biased toward larger, higher-quality stocks over the past few years as the Fund’s fundamental and quantitative research team has valued these companies as being attractive. The reintroduction of risk aversion in the small cap markets, driven by this earnings growth compression, has benefited the Fund’s stocks disproportionately and the Fund has considerably outperformed for the period.

The Group continues to believe that the distortions created by the small cap rally exist and that larger capitalization, higher-quality stocks remain the most attractive segment of the small cap markets.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2500 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-capitalization U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Fund concentrates its investments in the stocks of small- to mid- capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Value Fund
Class A	16.95%	25.21%

Class B	16.84%	24.62%

Class C	16.59%	24.35%

Advisor Class*	17.20%	25.65%

Class R*	16.92%	25.06%

Class K*	17.02%	25.35%

Class I*	17.15%	25.60%

Russell 2500 Value Index	10.18%	22.34%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	25.21%	19.90%
5 Years	14.86%	13.87%
Since Inception*	17.10%	16.29%

Class B Shares
1 Year	24.62%	20.62%
5 Years	14.07%	14.07%
Since Inception*	16.32%	16.32%

Class C Shares
1 Year	24.35%	23.35%
5 Years	14.04%	14.04%
Since Inception*	16.28%	16.28%

Advisor Class Shares†
1 Year	25.65%	25.65%
5 Years	15.20%	15.20%
Since Inception*	17.45%	17.45%

Class R Shares†
1 Year	25.06%	25.06%
Since Inception*	18.14%	18.14%

Class K Shares†
1 Year	25.35%	25.35%
Since Inception*	16.21%	16.21%

Class I Shares†
1 Year	25.60%	25.60%
Since Inception*	16.45%	16.45%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.32%, 2.04%, 2.03%, 1.02%, 1.56%, 1.28% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2007)
SEC Returns

Class A Shares
1 Year	16.40%
5 Years	14.59%
Since Inception*	15.71%

Class B Shares
1 Year	16.97%
5 Years	14.80%
Since Inception*	15.73%

Class C Shares
1 Year	19.70%
5 Years	14.77%
Since Inception*	15.69%

Advisor Class Shares†
1 Year	21.98%
5 Years	15.94%
Since Inception*	16.86%

Class R Shares†
1 Year	21.28%
Since Inception*	17.07%

Class K Shares†
1 Year	21.57%
Since Inception*	14.64%

Class I Shares†
1 Year	21.90%
Since Inception*	14.91%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2006		Ending Account Value May 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,169.51	$1,019.20	$6.22	$5.79
Class B	$1,000	$1,000	$1,168.38	$1,017.70	$7.84	$7.29
Class C	$1,000	$1,000	$1,165.90	$1,015.71	$9.99	$9.30
Advisor Class	$1,000	$1,000	$1,171.96	$1,020.69	$4.60	$4.28
Class R	$1,000	$1,000	$1,169.23	$1,018.20	$7.30	$6.79
Class K	$1,000	$1,000	$1,170.23	$1,019.45	$5.95	$5.54
Class I	$1,000	$1,000	$1,171.50	$1,020.69	$4.60	$4.28
*	Expenses are equal to the classes’ annualized expense ratios of 1.15%, 1.45%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

MAY 31, 2007 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,468.4

TEN LARGEST HOLDINGS**

MAY 31, 2007 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Arch Capital Group, Ltd.	$24,040,016	1.7%
SPX Corp.	23,803,983	1.6
GATX Corp.	23,200,091	1.6
PerkinElmer, Inc.	22,546,755	1.5
TRW Automotive Holding Corp.	21,609,865	1.5
Celanese Corp. Class A Series A	20,938,806	1.4
Lubrizol Corp.	20,898,960	1.4
Universal Corp.	20,469,540	1.4
Reliant Energy, Inc.	20,429,388	1.4
Performance Food Group Co.	20,373,450	1.4
	$218,310,854	14.9%

*	All data are as of May 31, 2007. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Industrials – 23.4%
Aerospace & Defense – 1.2%
Goodrich Corp.	306,400	$18,227,736

Airlines – 1.4%
Alaska Air Group, Inc.(a)	312,600	9,115,416
Continental Airlines, Inc. – Class B(a)	283,000	11,368,110

		20,483,526

Commercial Services & Supplies – 3.1%
IKON Office Solutions, Inc.	1,245,000	18,139,650
Kelly Services, Inc.	248,000	7,147,360
Quebecor World, Inc.	485,000	5,950,950
United Stationers, Inc.(a)	218,000	14,625,620

		45,863,580

Electrical Equipment – 3.4%
Acuity Brands, Inc.	239,900	14,564,329
Cooper Industries, Ltd. – Class A	332,000	17,788,560
Regal-Beloit Corp.	363,400	17,664,874

		50,017,763

Machinery – 6.3%
Briggs & Stratton Corp.	490,775	15,925,649
Kennametal, Inc.	263,900	20,299,188
Mueller Industries, Inc.	420,000	14,695,800
SPX Corp.	270,900	23,803,983
Terex Corp.(a)	207,000	17,547,390

		92,272,010

Road & Rail – 6.4%
Arkansas Best Corp.	365,000	15,070,850
Avis Budget Group, Inc.(a)	625,000	18,906,250
Con-way, Inc.	307,325	17,425,327
Laidlaw International, Inc.	408,600	14,014,980
Ryder System, Inc.	287,000	15,475,040
Werner Enterprises, Inc.	652,000	12,603,160

		93,495,607

Trading Companies & Distributors – 1.6%
GATX Corp.	450,925	23,200,091

		343,560,313

Financials – 21.4%
Capital Markets – 1.0%
A.G. Edwards, Inc.	171,500	15,119,440

Commercial Banks – 4.8%
Central Pacific Financial Corp.	386,275	13,106,311
The South Financial Group, Inc.	510,000	12,138,000
Susquehanna Bancshares, Inc.	650,000	13,994,500
Trustmark Corp.	387,314	10,426,493
UnionBanCal Corp.	137,800	8,458,164
Whitney Holding Corp.	385,337	11,960,860

		70,084,328

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 8.4%
Arch Capital Group Ltd.(a)	334,400	$24,040,016
Aspen Insurance Holdings, Ltd.	574,400	15,577,728
Fidelity National Financial, Inc. – Class A	645,000	18,085,800
Old Republic International Corp.	815,750	17,669,145
PartnerRe, Ltd.	61,786	4,745,165
Platinum Underwriters Holdings, Ltd.	558,625	19,239,045
RenaissanceRe Holdings, Ltd.	114,000	6,690,660
StanCorp Financial Group, Inc.	330,600	16,814,316

		122,861,875

Real Estate Investment Trusts (REITs) – 3.1%
Ashford Hospitality Trust, Inc.	25,500	316,455
Digital Realty Trust, Inc.	168,300	6,832,980
FelCor Lodging Trust, Inc.	552,000	14,456,880
Highland Hospitality Corp.	400,000	7,708,000
Mid-America Apartment Communities, Inc.	177,000	10,398,750
Strategic Hotels & Resorts, Inc.	258,400	6,025,888

		45,738,953

Thrifts & Mortgage Finance – 4.1%
Astoria Financial Corp.	544,750	14,523,035
Provident Financial Services, Inc.	713,000	11,978,400
Radian Group, Inc.	248,800	15,400,720
Sovereign Bancorp, Inc.	123,500	2,870,140
Webster Financial Corp.	336,200	15,125,638

		59,897,933

		313,702,529

Materials – 10.8%
Chemicals – 6.2%
Ashland, Inc.	235,200	14,187,264
Celanese Corp.– Class A Series A	575,400	20,938,806
Cytec Industries, Inc.	267,800	15,920,710
Lubrizol Corp.	318,000	20,898,960
Rockwood Holdings, Inc.(a)	590,000	18,933,100

		90,878,840

Containers & Packaging – 1.9%
Owens-Illinois, Inc.(a)	334,625	11,377,250
Silgan Holdings, Inc.	302,958	17,486,736

		28,863,986

Metals & Mining – 2.7%
Chaparral Steel Co.	90,000	6,588,000
Commercial Metals Co.	234,300	8,235,645
Metal Management, Inc.	155,000	7,505,100
Steel Dynamics, Inc.	362,500	17,001,250

		39,329,995

		159,072,821

10	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 9.9%
Communications Equipment – 2.3%
Andrew Corp.(a)	1,214,000	$16,061,220
CommScope, Inc.(a)	309,300	16,927,989

		32,989,209

Electronic Equipment & Instruments – 4.0%
Arrow Electronics, Inc.(a)	346,225	14,212,536
AVX Corp.	188,500	3,391,115
Celestica, Inc.(a)	798,658	5,255,170
Checkpoint Systems, Inc.(a)	372,200	9,316,166
Sanmina-SCI Corp.(a)	1,304,630	4,657,529
Solectron Corp.(a)	625,300	2,126,020
Tech Data Corp.(a)	84,600	3,118,356
Vishay Intertechnology, Inc.(a)	970,000	17,285,400

		59,362,292

IT Services – 1.0%
Covansys Corp.(a)	272,000	9,190,880
CSG Systems International, Inc.(a)	212,400	5,904,720

		15,095,600

Semiconductors & Semiconductor Equipment – 2.6%
Siliconware Precision Industries Co. (ADR)	710,600	7,425,770
Spansion, Inc. – Class A (a)	693,000	7,539,840
Teradyne, Inc.(a)	410,000	6,978,200
Zoran Corp.(a)	773,300	15,566,529

		37,510,339

		144,957,440

Consumer Discretionary – 8.7%
Auto Components – 3.3%
ArvinMeritor, Inc.	942,000	19,668,960
Autoliv, Inc.	112,000	6,686,400
TRW Automotive Holdings Corp.(a)	532,525	21,609,865

		47,965,225

Hotels Restaurants & Leisure – 2.1%
Jack in the Box, Inc.(a)	138,800	10,614,036
Papa John's International, Inc.(a)	429,120	13,281,264
Vail Resorts, Inc.(a)	129,100	7,739,545

		31,634,845

Household Durables – 1.0%
Furniture Brands International, Inc.	502,500	7,286,250
KB Home	155,000	7,112,950

		14,399,200

Specialty Retail – 1.4%
AutoNation, Inc.(a)	378,461	8,371,557
Charming Shoppes, Inc.(a)	382,900	4,770,934
Office Depot, Inc.(a)	200,900	7,312,760

		20,455,251

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles Apparel & Luxury Goods – 0.9%
VF Corp.	145,000	$13,598,100

		128,052,621

Consumer Staples – 8.0%
Beverages – 1.2%
Molson Coors Brewing Co. – Class B	201,000	18,405,570

Food & Staples Retailing – 4.2%
Longs Drug Stores Corp.	127,100	7,280,288
Performance Food Group Co.(a)	573,900	20,373,450
Ruddick Corp.	580,000	18,148,200
Supervalu, Inc.	331,700	15,802,188

		61,604,126

Food Products – 1.2%
Corn Products International, Inc.	416,700	17,097,201

Tobacco – 1.4%
Universal Corp.	322,000	20,469,540

		117,576,437

Utilities – 6.1%
Electric Utilities – 3.0%
Allegheny Energy, Inc.(a)	133,400	7,122,226
Northeast Utilities	556,700	16,929,247
Reliant Energy, Inc.(a)	797,400	20,429,388

		44,480,861

Independent Power Producers & Energy Traders – 1.1%
Constellation Energy Group, Inc.	167,225	15,346,238

Multi-Utilities – 2.0%
Puget Energy, Inc.	409,800	10,331,058
Wisconsin Energy Corp.	397,650	19,258,190

		29,589,248

		89,416,347

Health Care – 5.0%
Health Care Providers & Services – 2.8%
Genesis HealthCare Corp.(a)	190,000	12,977,000
Kindred Healthcare, Inc.(a)	390,000	12,480,000
Molina Healthcare, Inc.(a)	275,515	8,808,214
Universal Health Services, Inc. – Class B	109,800	6,784,542

		41,049,756

Life Sciences Tools & Services – 1.6%
PerkinElmer, Inc.	850,500	22,546,755

Pharmaceuticals – 0.6%
Endo Pharmaceuticals Holdings, Inc.(a)	170,400	6,018,528
King Pharmaceuticals, Inc.(a)	155,000	3,292,200

		9,310,728

		72,907,239

12	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy Equipment & Services – 1.9%
Hanover Compressor Co.(a)	749,825	$18,745,625
Rowan Cos., Inc.	157,300	6,210,204
Todco-Class A(a)	62,500	3,091,250

		28,047,079

Oil, Gas & Consumable Fuels – 1.0%
Hess Corp.	250,200	14,816,844

		42,863,923

Total Common Stocks (cost $1,103,885,020)		1,412,109,670

SHORT-TERM INVESTMENTS – 4.0%
Investment Companies – 4.0%
AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio(b) (cost $58,685,340)	58,685,340	58,685,340

Total Investments – 100.2% (cost $1,162,570,360)		1,470,795,010
Other assets less liabilities – (0.2)%		(2,295,354)

Net Assets – 100.0%		$1,468,499,656

(a)	Non-income producing security.
(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See	notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2007 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,103,885,020)	$1,412,109,670
Affiliated issuers (cost $58,685,340)	58,685,340
Receivable for shares of beneficial interest sold	6,440,451
Receivable for investment securities sold	1,782,157
Dividends and interest receivable	1,732,145

Total assets	1,480,749,763

Liabilities
Payable for shares of beneficial interest redeemed	6,410,706
Payable for investment securities purchased	3,941,344
Advisory fee payable	767,253
Distribution fee payable	452,470
Transfer Agent fee payable	74,675
Accrued expenses	603,659

Total liabilities	12,250,107

Net Assets	$1,468,499,656

Composition of Net Assets
Paid-in capital	1,086,681,451
Undistributed net investment income	1,685,127
Accumulated net realized gain on investment transactions	71,908,428
Net unrealized appreciation of investments	308,224,650

$1,468,499,656

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$672,003,701	35,662,228	$18.84	*

B	$226,374,059	12,391,101	$18.27

C	$231,749,365	12,712,965	$18.23

Advisor	$208,703,703	10,922,644	$19.11

R	$37,943,745	2,025,147	$18.74

K	$11,530,567	613,150	$18.81

I	$80,194,516	4,244,188	$18.90

*	The maximum offering price per share for Class A shares was $19.68 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2007 (unaudited)

Investment Income
Dividends	$11,938,357
Interest
Affiliated issuers	988,055
Unaffiliated issuers	66,762	$12,993,174

Expenses
Advisory fee	4,846,537
Distribution fee—Class A	878,360
Distribution fee—Class B	1,115,418
Distribution fee—Class C	1,072,392
Distribution fee—Class R	72,897
Distribution fee—Class K	10,010
Transfer agency—Class A	576,432
Transfer agency—Class B	267,915
Transfer agency—Class C	228,836
Transfer agency—Advisor Class	180,882
Transfer agency—Class R	34,536
Transfer agency—Class K	8,065
Transfer agency—Class I	11,322
Custodian	131,355
Printing	120,781
Registration fees	75,785
Administrative	40,000
Legal	39,361
Audit	25,348
Trustees’ fees	20,084
Miscellaneous	7,267

Total expenses	9,763,583
Less: expenses waived and reimbursed by the Adviser and Distributor (see Notes B and C)	(1,541,367)
Less: expense offset arrangement (see Note B)	(27,079)

Net expenses		8,195,137

Net investment income		4,798,037

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		73,445,814
Net change in unrealized appreciation/depreciation of investments		128,019,809

Net gain on investment transactions		201,465,623

Net Increase in Net Assets from Operations		$206,263,660

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Increase in Net Assets from Operations
Net investment income	$4,798,037	$2,374,035
Net realized gain on investment transactions	73,445,814	112,800,159
Net change in unrealized appreciation/depreciation of investments	128,019,809	26,329,777

Net increase in net assets from operations	206,263,660	141,503,971
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,551,631)	—
Advisor Class	(1,553,588)	—
Class R	(145,181)	—
Class K	(55,747)	—
Class I	(180,798)	—
Net realized gain on investment transactions
Class A	(50,771,807)	(47,472,618)
Class B	(21,966,218)	(29,443,176)
Class C	(20,262,026)	(22,100,467)
Advisor Class	(16,079,155)	(14,655,764)
Class R	(1,885,397)	(288,111)
Class K	(537,404)	(7,370)
Class I	(1,639,823)	(759,475)
Transactions in Shares of Beneficial Interest
Net increase	196,229,407	149,887,665

Total increase	283,864,292	176,664,655
Net Assets
Beginning of period	1,184,635,364	1,007,970,709

End of period (including undistributed net investment income of $1,685,127 and $2,374,035 respectively)	$1,468,499,656	$1,184,635,364

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	17

Notes to Financial Statements

procedures established by and under the general supervision of the Fund's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

18	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund 's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	19

Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. On January 1, 2004, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to January 1, 2004, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.40%, 2.10%, 2.10%, 1.10% and 1.60% of the average daily net assets for Class A, Class B, Class C, Advisor Class and Class R shares, respectively. For the six months ended May 31, 2007, such reimbursement amounted to $832,116.

Pursuant to the advisory agreement, the Fund may reimburse the Advisor for certain legal and accounting services provided to the Fund by the Adviser. For the six months May 31, 2007, the Adviser voluntarily agreed to waive its fees for services. Such waiver amounted to $40,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $481,889 for the six months ended May 31, 2007.

For the six months ended May 31, 2007, the Fund’s expenses were reduced by $27,079 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charge of

20	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

$17,583 from the sale of Class A shares and received $10,266, $61,521 and $10,897 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2007 amounted to $355,126, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2006, with respect to class B shares, payments made to the Distributor are voluntarily being limited to .40% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2007, such waiver amounted to $669,251. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $47,548, $1,924,789, $257,545 and $74,438 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	21

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$278,274,368	$210,949,314
U.S. government securities	0	0

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$337,612,815
Gross unrealized depreciation	(29,388,165)

Net unrealized appreciation	$308,224,650

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006

Class A
Shares sold	8,891,936	13,129,740	$153,298,447	$219,301,582

Shares issued in reinvestment of dividends and distributions	2,913,944	2,726,768	47,584,706	43,601,031

Shares converted from Class B	759,671	562,275	13,179,806	9,461,641

Shares redeemed	(6,743,391)	(10,300,476)	(115,951,553)	(171,909,185)

Net increase	5,822,160	6,118,307	$98,111,406	$100,455,069

Class B
Shares sold	531,442	1,255,485	$8,833,930	$20,286,909

Shares issued in reinvestment of dividends and distributions	1,194,817	1,614,267	18,949,796	25,134,141

Shares converted to Class A	(783,090)	(579,707)	(13,179,806)	(9,461,641)

Shares redeemed	(1,657,424)	(4,037,599)	(27,762,422)	(65,451,395)

Net decrease	(714,255)	(1,747,554)	$(13,158,502)	$(29,491,986)

22	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006

Class C
Shares sold	1,356,834	2,919,633	$22,514,387	$47,147,504

Shares issued in reinvestment of dividends and distributions	964,649	1,074,562	15,289,689	16,730,933

Shares redeemed	(1,671,588)	(3,091,466)	(27,906,900)	(50,140,978)

Net increase	649,895	902,729	$9,897,176	$13,737,459

Advisor Class
Shares sold	1,738,205	3,467,292	$30,301,640	$58,277,781

Shares issued in reinvestment of dividends and distributions	935,800	792,248	15,478,123	12,802,727

Shares redeemed	(1,315,226)	(2,135,149)	(22,646,581)	(36,332,342)

Net increase	1,358,779	2,124,391	$23,133,182	$34,748,166

Class R
Shares sold	1,139,792	1,218,285	$19,303,376	$20,286,103

Shares issued in reinvestment of dividends and distributions	114,530	17,128	1,861,104	273,366

Shares redeemed	(316,112)	(288,394)	(5,469,249)	(4,812,938)

Net increase	938,210	947,019	$15,695,231	$15,746,531

Class K
Shares sold	387,089	313,549	$6,720,398	$5,296,865

Shares issued in reinvestment of dividends and distributions	36,389	386	593,146	6,179

Shares redeemed	(101,325)	(26,553)	(1,762,136)	(448,068)

Net increase	322,153	287,382	$5,551,408	$4,854,976

Class I
Shares sold	3,352,019	585,078	$58,480,126	$9,832,620

Shares issued in reinvestment of dividends and distributions	103,806	39,931	1,698,268	640,085

Shares redeemed	(180,403)	(37,697)	(3,178,888)	(635,255)

Net increase	3,275,422	587,312	$56,999,506	$9,837,450

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	23

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$13,656,602	$18,859,079
Net long term capital gains	101,070,379	60,212,689

Total taxable distributions	114,726,981	79,071,768

Total distributions paid	$114,726,981	$79,071,768

As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$13,596,285
Undistributed long-term capital gains	103,934,523
Unrealized appreciation/(depreciation)	180,032,513

Total accumulated earnings/(deficit)	$297,563,321	(a)

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, adjustments in real estate investment trusts and a special dividend from an investment.

24	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	25

Notes to Financial Statements

comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a

26	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	27

Notes to Financial Statements

abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax

28	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005	2004		2003	2002

Net asset value, beginning of period	$ 17.89		$ 17.63		$ 17.23	$ 14.62		$ 11.19	$ 11.37

Income From Investment Operations
Net investment income(a)(b)	.07		.08		.02	.01	(c)	.02	.10
Net realized and unrealized gain (loss) on investment transactions	2.69		2.17		1.58	3.00		3.48	(.11)

Net increase (decrease) in net asset value from operations	2.76		2.25		1.60	3.01		3.50	(.01)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		– 0 –		– 0 –	– 0 –		(.07)	(.08)
Distributions from net realized gain on investment transactions	(1.69)		(1.99)		(1.20)	(.40)		– 0 –	(.09)

Total dividends and distributions	(1.81)		(1.99)		(1.20)	(.40)		(.07)	(.17)

Net asset value, end of period	$ 18.84		$ 17.89		$ 17.63	$ 17.23		$ 14.62	$ 11.19

Total Return
Total investment return based on net asset value(d)	16.95%		14.11%		9.82%	21.07%		31.50%	(.12)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$672,004		$533,763		$418,217	$308,303		$182,631	$113,070
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(e)	1.15	%(f)	1.15%	1.17%		1.40%	1.40%
Expenses, before waivers/reimbursements	1.31	%(e)	1.31	%(f)	1.44%	1.58%		1.79%	1.81%
Net investment income(b)	.86	%(e)	.47	%(f)	.14%	.06	%(c)	.16%	.80%
Portfolio turnover rate	17%		54%		42%	31%		23%	30%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005	2004		2003	2002

Net asset value, beginning of period	$ 17.30		$ 17.23		$ 16.97	$ 14.51		$ 11.12	$ 11.33

Income From Investment Operations
Net investment income (loss)(a)(b)	.05	(g)	(.04	)(g)	(.09)	(.10	)(c)	(.06)	.01
Net realized and unrealized gain (loss) on investment transactions	2.61		2.10		1.55	2.96		3.45	(.10)

Net increase (decrease) in net asset value from operations	2.66		2.06		1.46	2.86		3.39	(.09)

Less: Dividends and Distributions
Dividends from net investment income	– 0 –		– 0 –		– 0 –	– 0 –		– 0 –	(.03)
Distributions from net realized gain on investment transactions	(1.69)		(1.99)		(1.20)	(.40)		– 0 –	(.09)

Total dividends and distributions	(1.69)		(1.99)		(1.20)	(.40)		– 0 –	(.12)

Net asset value, end of period	$ 18.27		$ 17.30		$ 17.23	$ 16.97		$ 14.51	$ 11.12

Total Return
Total investment return based on net asset value(d)	16.84%		13.24%		9.10%	20.17%		30.49%	(.87)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$226,374		$226,764		$255,873	$257,615		$219,128	$168,713
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.45	%(e)	1.85	%(f)	1.85%	1.87%		2.10%	2.10%
Expenses, before waivers/reimbursements	2.06	%(e)(g)	2.03	%(f)	2.16%	2.32%		2.54%	2.53%
Net investment income (loss)(b)	.61	%(e)	(.27	)%(f)(g)	(.56)%	(.63	)%(c)	(.52)%	.11%
Portfolio turnover rate	17%		54%		42%	31%		23%	30%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005	2004		2003	2002

Net asset value, beginning of period	$ 17.30		$ 17.22		$ 16.97	$ 14.50		$ 11.11	$ 11.31

Income From Investment Operations
Net investment income (loss)(a)(b)	.02		(.04)		(.09)	(.10	)(c)	(.06)	.01
Net realized and unrealized gain (loss) on investment transactions	2.60		2.11		1.54	2.97		3.45	(.09)

Net increase (decrease) in net asset value from operations	2.62		2.07		1.45	2.87		3.39	(.08)

Less: Dividends and Distributions
Dividends from net investment income	– 0 –		– 0 –		– 0 –	– 0 –		– 0 –	(.03)
Distributions from net realized gain on investment transactions	(1.69)		(1.99)		(1.20)	(.40)		– 0 –	(.09)

Total dividends and distributions	(1.69)		(1.99)		(1.20)	(.40)		– 0 –	(.12)

Net asset value, end of period	$ 18.23		$ 17.30		$ 17.22	$ 16.97		$ 14.50	$ 11.11

Total Return
Total investment return based on net asset value(d)	16.59%		13.31%		9.04%	20.26%		30.51%	(.78)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$231,749		$208,714		$192,237	$161,634		$109,922	$70,467
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%(e)	1.85	%(f)	1.85%	1.87%		2.10%	2.10%
Expenses, before waivers/reimbursements	2.03	%(e)	2.02	%(f)	2.15%	2.30%		2.50%	2.51%
Net investment income (loss)(b)	.19	%(e)	(.25	)%(f)	(.55)%	(.64	)%(c)	(.53)%	.11%
Portfolio turnover rate	17%		54%		42%	31%		23%	30%

See footnote summary on page 36

32	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005	2004		2003	2002

Net asset value, beginning of period	$ 18.13		$ 17.79		$ 17.33	$ 14.66		$ 11.23	$ 11.40

Income From Investment Operations
Net investment income(a)(b)	.10		.13		.07	.05	(c)	.06	.13
Net realized and unrealized gain (loss) on investment transactions	2.73		2.20		1.59	3.02		3.47	(.10)

Net increase in net asset value from operations	2.83		2.33		1.66	3.07		3.53	.03

Less: Dividends and Distributions
Dividends from net investment income	(.16)		0		0	0		(.10)	(.11)
Distributions from net realized gain on investment transactions	(1.69)		(1.99)		(1.20)	(.40)		0	(.09)

Total dividends and distributions	(1.85)		(1.99)		(1.20)	(.40)		(.10)	(.20)

Net asset value, end of period	$ 19.11		$ 18.13		$ 17.79	$ 17.33		$ 14.66	$ 11.23

Total Return
Total investment return based on net asset value(d)	17.20%		14.47%		10.13%	21.43%		31.75%	(.18)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$208,704		$173,391		$132,379	$419,381		$275,757	$151,308
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(e)	.85	%(f)	.85%	.87%		1.10%	1.10%
Expenses, before waivers/reimbursements	1.01	%(e)	1.01	%(f)	1.09%	1.28%		1.49%	1.54%
Net investment income(b)	1.17	%(e)	.75	%(f)	.40%	.36	%(c)	.46%	1.10%
Portfolio turnover rate	17%		54%		42%	31%		23%	30%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,					November 3, 2003(h) to November 30, 2003
			2006		2005	2004

Net asset value, beginning of period	$ 17.82		$ 17.60		$ 17.21	$ 14.62		$ 14.24

Income From Investment Operations
Net investment income (loss)(a)(b)	.05		.06		(.01)	(.06	)(c)	– 0 –	(i)
Net realized and unrealized gain on investment transactions	2.69		2.15		1.60	3.05		.38

Net increase in net asset value from operations	2.74		2.21		1.59	2.99		.38

Less: Dividends and Distributions
Dividends from net investment income	(.13)		– 0 –		– 0 –	– 0 –		– 0 –
Distributions from net realized gain on investment transactions	(1.69)		(1.99)		(1.20)	(.40)		0

Total dividends and distributions	(1.82)		(1.99)		(1.20)	(.40)		0

Net asset value, end of period	$ 18.74		$ 17.82		$ 17.60	$ 17.21		$ 14.62

Total Return
Total investment return based on net asset value(d)	16.92%		13.88%		9.77%	20.93%		2.67%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$37,944		$19,372		$2,463	$453		$10
Ratio to average net assets of:
Expenses, net of waiver/reimbursements	1.35	%(e)	1.35	%(f)	1.35%	1.35%		1.60	%(e)
Expenses, before waivers/reimbursements	1.56	%(e)	1.55	%(f)	1.67%	1.85%		1.96	%(e)
Net investment income (loss)(b)	.54	%(e)	.33	%(f)	(.03)%	(.38	)%(c)	.21	%(e)
Portfolio turnover rate	17%		54%		42%	31%		23%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(h) to November 30, 2005

Net asset value, beginning of period	$ 17.91		$ 17.64		$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.07		.15		.03
Net realized and unrealized gain on investment transactions	2.70		2.11		.80

Net increase in net asset value from operations	2.77		2.26		.83

Less: Dividends and Distributions
Dividends from net investment income	(.18)		– 0 –		– 0 –
Distributions from net realized gain on investment transactions	(1.69)		(1.99)		– 0 –

Total dividends and distributions	(1.86)		(1.99)		– 0 –

Net asset value, end of period	$ 18.81		$ 17.91		$ 17.64

Total Return
Total investment return based on net asset value(d)	17.02%		14.16%		4.94%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$11,531		$5,211		$64
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(e)	1.10	%(f)	1.10	%(e)
Expenses, before waivers/reimbursements	1.27	%(e)	1.28	%(f)	1.40	%(e)
Net investment income(b)	.79	%(e)	.92	%(f)	.31	%(e)
Portfolio turnover rate	17%		54%		42%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(h) to November 30, 2005

Net asset value, beginning of period	$ 17.98		$ 17.66		$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.08		.13		.07
Net realized and unrealized gain on investment transactions	2.72		2.18		.78

Net increase in net asset value from operations	2.80		2.31		.85

Less: Dividends and Distributions
Dividends from net investment income	(.19)		– 0 –		– 0 –
Distributions from net realized gain on investment transactions	(1.69)		(1.99)		– 0 –

Total dividends and distributions	(1.87)		(1.99)		– 0 –

Net asset value, end of period	$ 18.90		$ 17.98		$ 17.66

Total Return
Total investment return based on net asset value(d)	17.15%		14.46%		5.06%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$80,194		$17,420		$6,738
Ratio to average net assets of:
Expenses, net of waiver/reimbursements	.85	%(e)	.85	%(f)	.85	%(e)
Expenses, before waivers/reimbursements	.87	%(e)	.89	%(f)	1.08	%(e)
Net investment income(b)	.94	%(e)	.79	%(f)	.59	%(e)
Portfolio turnover rate	17%		54%		42%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by the Distributor.

(h)	Commencement of distributions.

(i)	Amount is less than $.005.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian	Transfer Agent
State Street Bank & Trust Company	AllianceBernstein Investor Services, Inc.
One Lincoln Street
Boston, MA 02110	P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the Small/Mid Cap Value Investment Policy Group. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	37

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Fund were reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing

38	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The trustees noted that the Adviser had waived reimbursement payments from the Fund in the Fund’s last fiscal year. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years and that they had received a presentation from representatives of the Adviser and the independent consultant on the methodology and such changes. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	39

research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a universe of funds consisting of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 2500 Value Index (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3- and 5-year periods and (in the case of the Index) the since inception period (March 2001 inception). The trustees noted that in the Performance Group comparison the Fund was in the 5th quintile in the 1-year period, 4th quintile in the 3-year period and 3rd quintile in the 5-year period, and in the Performance Universe comparison the Fund was in the 4th quintile in the 1- and 3-year periods and 2nd quintile in the 5-year period. The comparative information showed that the Fund underperformed the Index in the 1- and 3-year periods, and outperformed the Index in the 5-year and since inception periods. Based on their review, the trustees concluded that the Fund’s investment results over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The trustees noted that the institutional fee schedule for

40	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than certain registered investment companies with a similar investment style as the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund’s at approximate current size contractual effective fee rate of 75 basis points was lower than the Expense Group median. The trustees noted that in the Fund’s latest fiscal year, the administrative expense reimbursement of 1 basis point had been waived by the Adviser. The trustees also noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	41

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund’s net assets.

42	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Trustees on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.”. References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	43

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,309.4	Small/Mid Cap Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser was due to receive $85,000 (0.01% of the Fund’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. Set forth below are the Fund’s gross expense ratios for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Small/Mid Cap Value Fund	Class A Class B Class C Class R Class K Class I Adv. Class	1.15 1.85 1.85 1.35 1.10 0.85 0.85	% % % % % % %	1.31 2.03 2.02 1.55 1.28 0.89 1.01	% % % % % % %	November 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

44	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses may be reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[5]
Small/Mid Cap Value Fund	$1,309.4	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum account size: $10 m	0.565%	0.750%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.
[5]	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fees shown for the Funds exclude any expense reimbursements related to expense caps.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	45

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:6

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Small/Mid Cap Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Fund	Sub-advised Fund	Fee Schedule
Small/Mid Cap Value Fund	Client #1	0.50% on 1st $250 million 0.45% thereafter
	Client #2	0.72% on 1st $25 million 0.54% on next $250 million 0.50% thereafter
	Client #3	0.80% on 1st $25 million 0.60% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed

[6]

It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

46	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Fund.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[9]	Lipper Group Median	Rank
Small/Mid Cap Value Fund	0.750	0.783	3/11

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Fund	1.150	1.241	3/11	1.328	9/53

Based on this analysis, the Fund has equably favorable rankings on a total expense ratio basis and on a management fee basis.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	47

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.12 During the Fund’s most recently completed fiscal year,

12	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

48	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

ABI received from the Fund $46,872, $5,826,484 and $225,372 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $1,001,340 in fees from the Fund.13

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less

13	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $43,940 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	49

liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) 15 for the periods ended December 31, 2006.16

Small/Mid Cap Value Fund	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	13.65	14.99	16.02	9/11	44/58
3 year	13.39	15.43	15.34	8/10	35/46
5 year	13.69	12.13	12.44	4/9	14/37

14	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.
15	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.
16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

50	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)17 versus its benchmark.18 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Fund	13.65	13.39	13.69	15.41	14.55	0.79	5
Russell 2500 Value Index	17.80	14.02	13.16	13.23	13.81	0.94	5
Russell 2500 Index	16.17	14.10	12.19	12.51	15.04	0.68	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

17	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
18	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.
19	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	51

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income Fund*

ACM Managed Dollar Income Fund

ACM Managed Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2015 Retirement Strategy	2030 Retirement Strategy
2005 Retirement Strategy	2020 Retirement Strategy	2035 Retirement Strategy
2010 Retirement Strategy	2025 Retirement Strategy	2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

52	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCV-0152-0507

SEMI-ANNUAL REPORT

AllianceBernstein

Value Fund

May 31, 2007

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 23, 2007

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2007.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2007.

For the six-month period under review, the Fund’s Class A shares without sales charges under performed the benchmark. Detracting from the Fund’s relative performance were underweight positions in utilities and energy. Negative security selection within consumer growth, consumer cyclicals and energy also took away from the Fund’s relative return, while positive security selection within utilities was not enough to offset the Fund’s underweight position within that sector. Contributing positively to the Fund’s performance for the period under review were underweight positions in financials, non-financials (housing) and consumer growth, while an overweight position in industrial resources also added to relative performance. Security selection within industrial resources and financials was also strong.

For the 12-month period ended May 31, 2007, the Fund’s Class A shares without sales charges underperformed the benchmark. An underweight position in utilities took away from the Fund’s relative return, though stock selection within that sector was strong. Negative security selection within consumer cyclicals, capital equipment and energy also detracted from the Fund’s performance during the 12-month period. The Fund’s performance was enhanced by positive security selection within the consumer growth, consumer staples and industrial resources sectors, in addition to underweight positions in financials and housing.

Market Review and Investment Strategy

Equity markets around the world posted solid gains for the six- and

ALLIANCEBERNSTEIN VALUE FUND •	1

12-month periods ended May 31, 2007. After being lulled into complacency by years of solid economic and corporate-profit growth and steadily rising stock prices, volatility rose in the early part of 2007 due to concerns regarding rising delinquencies in the subprime mortgage market. Investors were reminded that financial markets are not without risk, but benign economic conditions and the ongoing Merger & Acquisition (M&A) boom led the market back up after a brief drop in late February. All sectors were up, although financials and housing-related stocks did underperform.

Stock valuation spreads remain compressed, limiting the value opportunity as the U.S. Value Investment Policy Group (the “Group”) measures it. A central tenet of the Group’s investment process is to keep the Fund’s portfolio risk proportionate to the value opportunity that the Group identifies. Consequently, the Group continues to keep the Fund’s tracking error low versus the broad market and the benchmark. As always, the Group continues to tap the resources of its extensive research effort to help uncover the value opportunities that do exist.

2	• ALLIANCEBERNSTEIN VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Fund may invest up to 15% of its total assets in securities issued by non-U.S. companies. Because the Fund can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other factors affecting that country may have a more significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Value Fund*
Class A	10.98%	24.21%

Class B	11.02%	24.20%

Class C	10.59%	23.34%

Advisor Class†	11.18%	24.62%

Class R†	10.85%	23.83%

Class K†	11.02%	24.31%

Class I†	11.14%	24.56%

Russell 1000 Value Index	11.21%	25.58%

*

May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2007*
	NAV Returns	SEC Returns

Class A Shares
1 Year	24.21%	18.94%
5 Years	11.35%	10.39%
Since Inception†	10.30%	9.53%

Class B Shares
1 Year	24.20%	20.20%
5 Years	10.78%	10.78%
Since Inception†	9.71%	9.71%

Class C Shares
1 Year	23.34%	22.34%
5 Years	10.55%	10.55%
Since Inception†	9.53%	9.53%

Advisor Class Shares#
1 Year	24.62%	24.62%
5 Years	11.68%	11.68%
Since Inception†	10.66%	10.66%

Class R Shares#
1 Year	23.83%	23.83%
Since Inception†	14.89%	14.89%

Class K Shares#
1 Year	24.31%	24.31%
Since Inception†	14.60%	14.60%

Class I Shares#
1 Year	24.56%	24.56%
Since Inception†	14.88%	14.88%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.05%, 1.77%, 1.75%. 0.75%, 1.37%, 1.00% and 0.75% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

*	May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

†	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

#	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2007)*
SEC Returns

Class A Shares
1 Year	16.19%
5 Years	11.16%
Since Inception†	8.99%

Class B Shares
1 Year	17.32%
5 Years	11.60%
Since Inception†	9.17%

Class C Shares
1 Year	19.54%
5 Years	11.36%
Since Inception†	8.98%

Advisor Class Shares#
1 Year	21.75%
5 Years	12.49%
Since Inception†	10.10%

Class R Shares#
1 Year	20.96%
Since Inception†	13.78%

Class K Shares#
1 Year	21.42%
Since Inception†	12.91%

Class I Shares#
1 Year	21.75%
Since Inception†	13.21%

*	May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

†	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

#	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; dis-tribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical exam-ple is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2006		Ending Account Value May 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,109.82	$1,019.85	$5.37	$5.14
Class B	$1,000	$1,000	$1,110.16	$1,019.70	$5.52	$5.29
Class C	$1,000	$1,000	$1,105.85	$1,016.31	$9.08	$8.70
Advisor Class	$1,000	$1,000	$1,111.83	$1,021.34	$3.79	$3.63
Class R	$1,000	$1,000	$1,108.50	$1,018.15	$7.15	$6.84
Class K	$1,000	$1,000	$1,110.22	$1,020.19	$5.00	$4.78
Class I	$1,000	$1,000	$1,111.36	$1,021.24	$3.90	$3.73
*	Expenses are equal to the classes’ annualized expense ratios of 1.02%, 1.05%, 1.73%, 0.72%, 1.36%, 0.95% and 0.74%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2007 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,348.2

TEN LARGEST HOLDINGS**

May 31, 2007 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$74,844,683	5.6%
Citigroup, Inc.	54,070,427	4.0
Bank of America Corp.	47,418,921	3.5
Pfizer, Inc.	42,219,142	3.1
AT&T, Inc.	39,475,566	2.9
Chevron Corp.	39,050,008	2.9
General Electric Co.	38,387,970	2.9
JPMorgan Chase & Co.	36,586,797	2.7
American International Group, Inc.	30,838,542	2.3
Verizon Communications, Inc.	29,426,280	2.2
	$432,318,336	32.1%

*	All data are as of May 31, 2007. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.3%
Financials – 33.9%
Capital Markets – 2.3%
The Goldman Sachs Group, Inc.	13,900	$3,208,398
Merrill Lynch & Co., Inc.	201,900	18,722,187
Morgan Stanley	78,800	6,701,152
Waddell & Reed Financial, Inc.—Class A	96,900	2,513,586

		31,145,323

Commercial Banks – 6.1%
BB&T Corp.	61,600	2,593,976
Comerica, Inc.	131,400	8,255,862
Fifth Third Bancorp	239,100	10,128,276
Keycorp	193,700	6,897,657
National City Corp.	292,200	10,107,198
Regions Financial Corp.	40,700	1,451,769
SunTrust Banks, Inc.	136,600	12,197,014
U.S. Bancorp	261,900	9,056,502
Wachovia Corp.	180,600	9,786,714
Wells Fargo & Co.	319,400	11,527,146

		82,002,114

Diversified Financial Services – 10.2%
Bank of America Corp.	935,100	47,418,921
Citigroup, Inc.	992,300	54,070,427
JPMorgan Chase & Co.	705,900	36,586,797

		138,076,145

Insurance – 10.7%
ACE Ltd.	49,600	3,053,872
Allstate Corp.	103,000	6,334,500
AMBAC Financial Group, Inc.	90,000	8,064,900
American International Group, Inc.	426,300	30,838,542
Chubb Corp.	103,200	5,662,584
Fidelity National Financial, Inc.—Class A	219,500	6,154,780
Genworth Financial, Inc.—Class A	246,300	8,891,430
Hartford Financial Services Group, Inc.	98,700	10,182,879
MBIA, Inc.	104,900	6,981,095
MetLife, Inc.	174,500	11,866,000
Old Republic International Corp.	273,000	5,913,180
PartnerRe, Ltd.	16,000	1,228,800
Prudential Financial, Inc.	59,600	6,080,392
RenaissanceRe Holdings, Ltd.	74,800	4,390,012
Torchmark Corp.	63,700	4,466,007
The Travelers Cos, Inc.	245,800	13,314,986
UnumProvident Corp.	188,450	5,001,463
XL Capital Ltd.—Class A	68,200	5,562,392

		143,987,814

Thrifts & Mortgage Finance – 4.6%
Astoria Financial Corp.	107,000	2,852,620
Countrywide Financial Corp.	268,600	10,459,284
Federal Home Loan Mortgage Corp.	171,300	11,441,127

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Federal National Mortgage Association	271,800	$17,373,456
MGIC Investment Corp.	105,700	6,870,500
Washington Mutual, Inc.	297,300	12,997,956

		61,994,943

		457,206,339

Energy – 12.2%
Oil, Gas & Consumable Fuels – 12.2%
BP PLC (ADR)	90,300	6,051,003
Chevron Corp.	479,200	39,050,008
ConocoPhillips	184,000	14,247,120
El Paso Corp.	105,515	1,797,976
Exxon Mobil Corp.	899,900	74,844,683
Marathon Oil Corp.	122,900	15,216,249
Occidental Petroleum Corp.	26,600	1,462,202
Royal Dutch Shell PLC (ADR)	82,600	6,137,180
Total SA (ADR)	79,900	6,028,455

		164,834,876

Consumer Discretionary – 11.0%
Auto Components – 1.1%
Autoliv, Inc.	93,000	5,552,100
BorgWarner, Inc.	55,500	4,670,880
Magna International, Inc.—Class A	49,300	4,395,095

		14,618,075

Automobiles – 0.2%
General Motors Corp.	100,500	3,013,995

Hotels Restaurants & Leisure – 1.2%
McDonald’s Corp.	321,700	16,261,935

Household Durables – 1.2%
Black & Decker Corp.	56,200	5,306,966
Centex Corp.	68,700	3,322,332
KB Home	121,200	5,561,868
Newell Rubbermaid, Inc.	58,950	1,872,252

		16,063,418

Leisure Equipment & Products – 0.2%
Mattel, Inc.	94,400	2,644,144

Media – 3.7%
CBS Corp.—Class B	314,500	10,460,270
Comcast Corp.—Class A(a)	316,400	8,672,524
Gannett Co., Inc.	57,700	3,393,914
Interpublic Group of Cos., Inc.(a)	356,500	4,188,875
Time Warner, Inc.	577,600	12,343,312
Tribune Co.	77,900	2,508,380
Viacom, Inc.—Class B(a)	158,000	7,097,360
The Walt Disney Co.	34,000	1,204,960

		49,869,595

Multiline Retail – 1.2%
Dillard’s, Inc.—Class A	95,200	3,455,760
Macy’s, Inc.	225,600	9,008,208
Saks, Inc.	166,300	3,332,652

		15,796,620

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.4%
The Gap, Inc.	384,600	$7,122,792
Ltd. Brands, Inc.	188,900	4,958,625
Office Depot, Inc.(a)	170,300	6,198,920

		18,280,337

Textiles Apparel & Luxury Goods – 0.8%
Jones Apparel Group, Inc.	114,500	3,409,810
VF Corp.	84,800	7,952,544

		11,362,354

		147,910,473

Consumer Staples – 9.2%
Beverages – 0.6%
Molson Coors Brewing Co.—Class B	81,900	7,499,583
PepsiCo, Inc.	16,700	1,141,111

		8,640,694

Food & Staples Retailing – 1.3%
The Kroger Co.	275,400	8,350,128
Safeway, Inc.	260,100	8,968,248

		17,318,376

Food Products – 2.6%
ConAgra Foods, Inc.	149,400	3,809,700
General Mills, Inc.	65,700	4,023,468
Kellogg Co.	117,200	6,326,456
Kraft Foods, Inc.—Class A	405,168	13,710,885
Sara Lee Corp.	395,300	7,075,870

		34,946,379

Household Products – 2.8%
Colgate-Palmolive Co.	101,100	6,769,656
Kimberly-Clark Corp.	94,800	6,727,008
Procter & Gamble Co.	376,100	23,901,155

		37,397,819

Tobacco – 1.9%
Altria Group, Inc.	297,300	21,138,030
UST, Inc.	74,400	3,972,216

		25,110,246

		123,413,514

Telecommunication Services – 7.4%
Diversified Telecommunication Services – 5.2%
AT&T, Inc.	954,900	39,475,566
Embarq Corp.	22,820	1,466,413
Verizon Communications, Inc.	676,000	29,426,280

		70,368,259

Wireless Telecommunication Services – 2.2%
American Tower Corp.—Class A(a)	101,200	4,369,816
Crown Castle International Corp.(a)	102,300	3,766,686
Sprint Nextel Corp.	638,100	14,580,585
Vodafon Group PLC(a)	228,900	7,194,327

		29,911,414

		100,279,673

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 6.6%
Health Care Providers & Services – 0.6%
AmerisourceBergen Corp.—Class A	76,000	$3,892,720
McKesson Corp.	73,500	4,640,055

		8,532,775

Pharmaceuticals – 6.0%
Eli Lilly & Co.	159,800	9,367,476
Merck & Co., Inc.	412,400	21,630,380
Pfizer, Inc.	1,535,800	42,219,142
Schering-Plough Corp.	223,900	7,330,486

		80,547,484

		89,080,259

Industrials – 5.7%
Aerospace & Defense – 1.2%
Boeing Co.	73,800	7,423,542
Northrop Grumman Corp.	109,641	8,289,956

		15,713,498

Commercial Services & Supplies – 0.2%
Pitney Bowes, Inc.	52,900	2,525,975

Industrial Conglomerates – 2.8%
General Electric Co.	1,021,500	38,387,970

Machinery – 1.5%
Cummins, Inc.	91,400	8,612,622
Eaton Corp.	66,700	6,252,458
SPX Corp.	67,800	5,957,586

		20,822,666

		77,450,109

Materials – 4.5%
Chemicals – 1.9%
Ashland, Inc.	27,900	1,682,928
Dow Chemical Co.	192,400	8,731,112
E.I. Du Pont de Nemours & Co.	119,200	6,236,544
Lubrizol Corp.	70,600	4,639,832
PPG Industries, Inc.	56,900	4,335,211

		25,625,627

Containers & Packaging – 2.0%
Crown Holdings, Inc.(a)	207,000	5,160,510
Owens-Illinois, Inc.(a)	159,900	5,436,600
Smurfit-Stone Container Corp.(a)	316,700	4,094,931
Sonoco Products Co.	66,700	2,888,110
Temple-Inland, Inc.	135,800	8,555,400

		26,135,551

Metals & Mining – 0.6%
Arcelor Mittal—Class A	137,500	8,248,625

		60,009,803

Information Technology – 4.3%
Communications Equipment – 0.7%
Cisco Systems, Inc.(a)	113,100	3,044,652
Nokia OYJ (ADR)	238,900	6,541,082

		9,585,734

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 1.7%
Hewlett-Packard Co.	199,300	$9,110,003
International Business Machines Corp.	85,200	9,082,320
Lexmark International, Inc.—Class A(a)	98,700	5,125,491

		23,317,814

Electronic Equipment & Instruments – 1.1%
Arrow Electronics, Inc.(a)	63,500	2,606,675
Flextronics International Ltd.(a)	508,000	5,867,400
Sanmina-SCI Corp.(a)	481,000	1,717,170
Solectron Corp.(a)	912,700	3,103,180
Tech Data Corp.(a)	40,900	1,507,574

		14,801,999

IT Services – 0.3%
Electronic Data Systems Corp.	144,900	4,174,569

Software – 0.5%
Microsoft Corp.	204,600	6,275,082

		58,155,198

Utilities – 2.5%
Electric Utilities – 1.6%
Allegheny Energy, Inc.(a)	128,800	6,876,632
Entergy Corp.	83,900	9,472,310
Pinnacle West Capital Corp.	114,600	5,320,878

		21,669,820

Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group, Inc.	40,700	3,735,039

Multi-Utilities – 0.6%
Alliant Energy Corp.	33,400	1,442,880
Dominion Resources, Inc./VA	69,700	6,174,723
Wisconsin Energy Corp.	23,800	1,152,634

		8,770,237

		34,175,096

Total Common Stocks (cost $1,011,510,050)		1,312,515,340

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio(b) (cost $36,041,917)	36,041,917	36,041,917

Total Investments – 100.0% (cost $1,047,551,967)		1,348,557,257
Other assets less liabilities – 0.0%		(403,894)

Net Assets – 100.0%		$1,348,153,363

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2007 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,011,510,050)	$1,312,515,340
Affiliated issuers (cost $36,041,917)	36,041,917
Cash	116,528
Receivable for shares of beneficial interest sold	5,560,452
Dividends and interest receivable	3,425,660

Total assets	1,357,659,897

Liabilities
Payable for investment securities purchased	4,225,918
Payable for shares of beneficial interest redeemed	4,140,318
Advisory fee payable	619,816
Distribution fee payable	238,116
Transfer Agent fee payable	63,571
Administrative fee payable	31,353
Accrued expenses	187,442

Total liabilities	9,506,534

Net Assets	$1,348,153,363

Composition of Net Assets
Paid-in capital	998,363,346
Undistributed net investment income	9,032,649
Accumulated net realized gain on investment transactions	39,752,078
Net unrealized appreciation on investments	301,005,290

$1,348,153,363

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$391,817,520	25,212,168	$15.54	*

B	$147,464,105	9,489,050	$15.54

C	$119,175,427	7,747,342	$15.38

Advisor	$479,507,943	30,655,855	$15.64

R	$4,777,370	308,841	$15.47

K	$1,974,227	127,595	$15.47

I	$203,436,771	13,096,610	$15.53

*	The maximum offering price per share for Class A shares was $16.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2007 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $101,448)	$15,455,911
Interest
Affiliated issuers	663,144
Unaffiliated issuers	33,808	$16,152,863

Expenses
Advisory fee	3,381,500
Distribution fee—Class A	527,462
Distribution fee—Class B	750,950
Distribution fee—Class C	575,142
Distribution fee—Class R	6,487
Distribution fee—Class K	2,234
Transfer agency—Class A	173,078
Transfer agency—Class B	95,869
Transfer agency—Class C	61,837
Transfer agency—Advisor Class	211,879
Transfer agency—Class R	2,976
Transfer agency—Class K	758
Transfer agency—Class I	102,900
Custodian	140,034
Registration fees	110,563
Printing	55,571
Administrative	50,089
Legal	30,919
Audit	21,369
Trustees’ fees	17,975
Miscellaneous	17,602

Total expenses	6,337,194
Less: expenses waived by the Distributor (see Note C)	(525,665)
Less: expense offset arrangement (see Note B)	(13,463)

Net expenses		5,798,066

Net investment income		10,354,797

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		39,916,438
Net change in unrealized appreciation/depreciation of investments		81,628,817

Net gain on investment transactions		121,545,255

Net Increase in Net Assets from Operations		$131,900,052

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Increase in Net Assets from Operations
Net investment income	$10,354,797	$14,096,098
Net realized gain on investment transactions	39,916,438	36,556,512
Net change in unrealized appreciation/depreciation of investments	81,628,817	111,783,699

Net increase in net assets from operations	131,900,052	162,436,309
Dividends and Distributions to Shareholders from
Net investment income
Class A	(4,105,834)	(3,422,522)
Class B	(1,511,952)	(1,199,442)
Class C	(1,117,158)	(709,505)
Advisor Class	(6,061,800)	(4,519,279)
Class R	(25,575)	(9,611)
Class K	(22,758)	(22,097)
Class I	(2,333,271)	(722,676)
Net realized gain on investment transactions
Class A	(10,189,349)	(12,223,295)
Class B	(4,976,842)	(8,480,902)
Class C	(3,677,312)	(5,398,406)
Advisor Class	(12,677,482)	(13,635,756)
Class R	(64,827)	(40,047)
Class K	(54,207)	(59,265)
Class I	(4,808,568)	(1,960,746)
Transactions in Shares of Beneficial Interest
Net increase	143,816,961	220,460,683

Total increase	224,090,078	330,493,443
Net Assets
Beginning of period	1,124,063,285	793,569,842

End of period (including undistributed net investment income of $9,032,649 and $13,856,200, respectively)	$1,348,153,363	$1,124,063,285

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

ALLIANCEBERNSTEIN VALUE FUND •	17

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2007, there were no expenses reimbursed by the Adviser.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended May 31, 2007, such fees amounted to $50,089.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $303,314 for the six months ended May 31, 2007.

For the six months ended May 31, 2007, the Fund ‘s expenses were reduced by $13,463 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charge of $11,334 from the sale of Class A shares and received $5,412, $32,842 and $2,704 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2007 amounted to $155,503, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2007, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $525,665 for Class B shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $545,191, $850,569, $52,436 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$223,183,067	$133,748,038
U.S. government securities	0	0

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$307,901,202
Gross unrealized depreciation	(6,895,912)

Net unrealized appreciation	$301,005,290

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006

Class A
Shares sold	5,505,639	9,058,536	$80,116,055	$121,003,067

Shares issued in reinvestment of dividends and distributions	880,265	1,139,018	12,649,398	14,271,888

Shares converted from Class B	630,173	484,488	9,240,773	6,546,667

Shares redeemed	(3,300,840)	(6,558,698)	(48,186,705)	(86,739,719)

Net increase	3,715,237	4,123,344	$53,819,521	$55,081,903

Class B
Shares sold	538,986	1,442,295	$7,831,958	$19,279,614

Shares issued in reinvestment of dividends and distributions	352,364	587,898	5,063,464	7,342,844

Shares converted to Class A	(630,173)	(485,871)	(9,240,773)	(6,546,667)

Shares redeemed	(1,308,248)	(3,252,696)	(19,103,059)	(43,035,994)

Net decrease	(1,047,071)	(1,708,374)	$(15,448,410)	$(22,960,203)

Class C
Shares sold	557,025	1,223,716	$8,014,955	$16,189,144

Shares issued in reinvestment of dividends and distributions	231,773	333,747	3,307,403	4,168,492

Shares redeemed	(828,815)	(1,518,508)	(12,025,545)	(19,917,515)

Net increase (decrease)	(40,017)	38,955	$(703,187)	$440,121

Advisor Class
Shares sold	6,501,159	10,426,175	$95,416,650	$138,621,128

Shares issued in reinvestment of dividends and distributions	1,248,555	1,382,640	18,029,139	17,393,620

Shares redeemed	(3,566,759)	(5,003,008)	(52,389,357)	(66,901,378)

Net increase	4,182,955	6,805,807	$61,056,432	$89,113,370

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006

Class R
Shares sold	226,831	92,611	$3,379,567	$1,273,899

Shares issued in reinvestment of dividends and distributions	3,964	1,148	56,771	14,383

Shares redeemed	(57,824)	(15,110)	(842,766)	(200,271)

Net increase	172,971	78,649	$2,593,572	$1,088,011

Class K
Shares sold	17,839	26,298	$259,139	$357,373

Shares issued in reinvestment of dividends and distributions	5,382	6,464	76,962	80,609

Shares redeemed	(8,819)	(4,233)	(127,853)	(55,759)

Net increase	14,402	28,529	$208,248	$382,223

Class I
Shares sold	4,709,955	8,756,076	$67,666,230	$116,375,731

Shares issued in reinvestment of dividends and distributions	215,355	214,674	3,088,193	2,683,421

Shares redeemed	(1,949,609)	(1,618,645)	(28,463,638)	(21,743,894)

Net increase	2,975,701	7,352,105	$42,290,785	$97,315,258

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$13,650,445	$10,899,079
Long term capital gains	38,753,104	18,933,361

Total taxable distributions	52,403,549	29,832,440

Total distributions paid	$52,403,549	$29,832,440

As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,231,509
Undistributed long-term capital gain	35,574,117
Unrealized appreciation/(depreciation)	219,376,473

Total accumulated earnings/(deficit)	$270,182,099	(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to tax treatment of a special dividend from an investment.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Trustees of the Trust (“the Independent Trustees”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30,
2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 14.65	$ 13.25	$ 12.63	$ 10.96	$ 9.44	$ 10.26

Income From Investment Operations
Net investment income(a)	.12	.21	.17	.14	(b)(c)	.11	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.43	2.09	.82	1.63	1.48	(.87)

Net increase (decrease) in net asset value from operations	1.55	2.30	.99	1.77	1.59	(.77)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.20)	(.14)	(.10)	(.07)	(.05)
Distributions from net realized gain on investment transactions	(.47)	(.70)	(.23)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.66)	(.90)	(.37)	(.10)	(.07)	(.05)

Net asset value, end of period	$ 15.54	$ 14.65	$ 13.25	$ 12.63	$ 10.96	$ 9.44

Total Return
Total investment return based on net asset value(d)	10.98%	18.47%	8.04%	16.26%	16.93%	(7.56)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$391,818	$314,824	$230,269	$187,004	$136,924	$95,295
Ratio to average net assets of:
Expenses, net of waivers	1.02	%(e)	1.04	%(f)	1.16%	1.18%	1.45%	1.45%
Expenses, before waivers	1.02	%(e)	1.04	%(f)	1.16%	1.32%	1.45%	1.45%
Net investment income	1.61	%(e)	1.44	%(f)	1.31%	1.17	%(b)(c)	1.12%	.99%
Portfolio turnover rate	11%	19%	25%	27%	27%	11%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30,
2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 14.60	$ 13.12	$ 12.50	$ 10.86	$ 9.37	$ 10.22

Income From Investment Operations
Net investment income(a)	.11	(g)	.18	(g)	.08	(g)	.05	(b)(c)	.04	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.44	2.10	.82	1.62	1.46	(.87)

Net increase (decrease) in net asset value from operations	1.55	2.28	.90	1.67	1.50	(.84)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.10)	(.05)	(.03)	(.01)	(.01)
Distributions from net realized gain on investment transactions	(.47)	(.70)	(.23)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.61)	(.80)	(.28)	(.03)	(.01)	(.01)

Net asset value, end of period	$ 15.54	$ 14.60	$ 13.12	$ 12.50	$ 10.86	$ 9.37

Total Return
Total investment return based on net asset value(d)	11.02%	18.40%	7.34%	15.41%	16.03%	(8.22)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$147,464	$153,836	$160,666	$182,244	$174,262	$146,704
Ratio to average net assets of:
Expenses, net of waivers	1.05	%(e)	1.06	%(f)	1.82%	1.90%	2.18%	2.18%
Expenses, before waivers	1.75	%(e)	1.76	%(f)	1.87%	2.04%	2.18%	2.18%
Net investment income	1.56	%(e)(g)	1.39	%(f)(g)	.63	%(g)	.43	%(b)(c)	.39%	.27%
Portfolio turnover rate	11%	19%	25%	27%	27%	11%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30,
2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 14.51	$ 13.12	$ 12.51	$ 10.86	$ 9.37	$ 10.21

Income From Investment Operations
Net investment income(a)	.06	.09	.08	.05	(b)(c)	.04	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.42	2.09	.81	1.63	1.46	(.86)

Net increase (decrease) in net asset value from operations	1.48	2.18	.89	1.68	1.50	(.83)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.09)	(.05)	(.03)	(.01)	(.01)
Distributions from net realized gain on investment transactions	(.47)	(.70)	(.23)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.61)	(.79)	(.28)	(.03)	(.01)	(.01)

Net asset value, end of period	$ 15.38	$ 14.51	$ 13.12	$ 12.51	$ 10.86	$ 9.37

Total Return
Total investment return based on net asset value(d)	10.59%	17.61%	7.26%	15.50%	16.03%	(8.13)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$119,175	$112,965	$101,654	$98,512	$81,928	$61,459
Ratio to average net assets of:
Expenses, net of waivers	1.73	%(e)	1.74	%(f)	1.86%	1.88%	2.16%	2.16%
Expenses, before waivers	1.73	%(e)	1.74	%(f)	1.86%	2.03%	2.16%	2.16%
Net investment income	.89	%(e)	.72	%(f)	.59%	.45	%(b)(c)	.42%	.28%
Portfolio turnover rate	11%	19%	25%	27%	27%	11%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30,
2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 14.75	$ 13.34	$ 12.70	$ 11.01	$ 9.48	$ 10.29

Income From Investment Operations
Net investment income(a)	.14	.24	.20	.17	(b)(c)	.14	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.45	2.10	.84	1.65	1.48	(.90)

Net increase (decrease) in net asset value from operations	1.59	2.34	1.04	1.82	1.62	(.75)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.23)	(.17)	(.13)	(.09)	(.06)
Distributions from net realized gain on investment transactions	(.47)	(.70)	(.23)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.70)	(.93)	(.40)	(.13)	(.09)	(.06)

Net asset value, end of period	$ 15.64	$ 14.75	$ 13.34	$ 12.70	$ 11.01	$ 9.48

Total Return
Total investment return based on net asset value(d)	11.18%	18.76%	8.41%	16.68%	17.28%	(7.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$479,508	$390,462	$262,311	$556,117	$370,847	$232,335
Ratio to average net assets of:
Expenses, net of waivers	.72	%(e)	.74	%(f)	.83%	.88%	1.15%	1.23%
Expenses, before waivers	.72	%(e)	.74	%(f)	.83%	1.02%	1.15%	1.23%
Net investment income	1.91	%(e)	1.76	%(f)	1.54%	1.47	%(b)(c)	1.42%	1.55%
Portfolio turnover rate	11%	19%	25%	27%	27%	11%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,					November 3, 2003(h) to November 30, 2003
			2006		2005	2004

Net asset value, beginning of period	$ 14.60		$ 13.23		$ 12.63	$ 10.95		$ 10.91

Income From Investment Operations
Net investment income(a)	.10		.16		.14	.12	(b)(c)	.01
Net realized and unrealized gain on investment and foreign currency transactions	1.43		2.08		.82	1.64		.03

Net increase in net asset value from operations	1.53		2.24		.96	1.76		.04

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.17)		(.13)	(.08)		– 0	–
Distributions from net realized gain on investment transactions	(.47)		(.70)		(.23)	– 0	–	– 0	–

Total dividends and distributions	(.66)		(.87)		(.36)	(.08)		– 0	–

Net asset value, end of period	$ 15.47		$ 14.60		$ 13.23	$ 12.63		$ 10.95

Total Return
Total investment return based on net asset value(d)	10.85%		18.01%		7.77%	16.11%		.37%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$4,777		$1,983		$757	$665		$10
Ratio to average net assets of:
Expenses, net of waivers	1.36	%(e)	1.36	%(f)	1.40%	1.40%		1.81	%(e)
Expenses, before waivers	1.36	%(e)	1.36	%(f)	1.40%	1.54%		1.81	%(e)
Net investment income	1.44	%(e)	1.20	%(f)	1.06%	1.07	%(b)(c)	1.16	%(e)
Portfolio turnover rate	11%		19%		25%	27%		27%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(h) to November 30, 2005

Net asset value, beginning of period	$ 14.59		$ 13.26		$ 12.84

Income From Investment Operations
Net investment income(a)	.12		.20		.17
Net realized and unrealized gain on investment and foreign currency transactions	1.43		2.09		.25

Net increase in net asset value from operations	1.55		2.29		.42

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.26)		– 0	–
Distributions from net realized gain on investment transactions	(.47)		(.70)		– 0	–

Total dividends and distributions	(.67)		(.96)		– 0	–

Net asset value, end of period	$ 15.47		$ 14.59		$ 13.26

Total Return
Total investment return based on net asset value(d)	11.02%		18.51%		3.27%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,974		$1,651		$1,123
Ratio to average net assets of:
Expenses	.95	%(e)	.99	%(f)	1.10	%(e)
Net investment income	1.67	%(e)	1.50	%(f)	2.93	%(e)
Portfolio turnover rate	11%		19%		25%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(h) to November 30, 2005

Net asset value, beginning of period	$ 14.66		$ 13.29		$ 12.84

Income From Investment Operations
Net investment income(a)	.14		.24		.16
Net realized and unrealized gain on investment and foreign currency transactions	1.43		2.09		.29

Net increase in net asset value from operations	1.57		2.33		.45

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.26)		– 0	–
Distributions from net realized gain on investment transactions	(.47)		(.70)		– 0	–

Total dividends and distributions	(.70)		(.96)		– 0	–

Net asset value, end of period	$ 15.53		$ 14.66		$ 13.29

Total Return
Total investment return based on net asset value(d)	11.14%		18.76%		3.51%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$203,437		$148,342		$36,790
Ratio to average net assets of:
Expenses	.74	%(e)	.74	%(f)	.83	%(e)
Net investment income	1.91	%(e)	1.77	%(f)	1.78	%(e)
Portfolio Turnover Rate	11%		19%		25%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Net of fees and expenses waived by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by the Distributor.

(h)	Commencement of distribution.

36	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Marilyn G. Fedak(2), Senior Vice President

John Mahedy(2), Vice President

Christopher W. Marx(2), Vice President

John D. Phillips, Jr.(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian	Transfer Agent
State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free (800) 221-5672

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, New York 10036

Legal Counsel
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the U.S. Value Investment Policy Group. Ms. Fedak and Messrs. Mahedy, Marx and Phillips are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	37

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Value Fund (the “Fund”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Fund were reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

38	• ALLIANCEBERNSTEIN VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years and that they had received a presentation from representatives of the Adviser and the independent consultant on the methodology and such changes. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits

ALLIANCEBERNSTEIN VALUE FUND •	39

relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a universe of funds consisting of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 1000 Value Index (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3- and 5-year periods and (in the case of the Index) the since inception period (March 2001 inception). The trustees noted that in the Performance Group comparison the Fund was in the 2nd quintile in the 1-year period, 3rd quintile in the 3-year period and 1st quintile in the 5-year period, and in the Performance Universe comparison the Fund was in the 1st quintile in the 1-year period, 3rd quintile in the 3-year period and 2nd quintile in the 5-year period. The comparative information showed that the Fund underperformed the Index in the 1-, 3- and 5-year periods and outperformed the Index in the since inception period. Based on their review, the trustees concluded that the Fund’s investment results over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional

40	• ALLIANCEBERNSTEIN VALUE FUND

products managed by the Adviser that have a substantially similar investment style as the Fund. The trustees noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than certain registered investment companies with a similar investment style as the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The trustees noted that the Fund’s at approximate current size contractual effective fee rate of 55 basis points, plus the 1 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN VALUE FUND •	41

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund’s net assets.

42	• ALLIANCEBERNSTEIN VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Trustees on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	43

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,216.7	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $92,760 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Value Fund	Class A Class B Class C Class R Class K Class I Adv. Class	2.50 3.20 3.20 2.70 2.45 2.20 2.20	% % % % % % %	1.04 1.76 1.74 1.36 0.99 0.74 0.74	% % % % % % %	November 30

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

44	• ALLIANCEBERNSTEIN VALUE FUND

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

ALLIANCEBERNSTEIN VALUE FUND •	45

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[5]
Value Fund	$1,216.7	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $2m	0.274%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:6

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fee shown for the Fund exclude any expense reimbursements related to expense caps.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

46	• ALLIANCEBERNSTEIN VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Fund	Sub-advised Fund	Fee Schedule
Value Fund	Client #1	0.25% on 1st $500 million 0.20% thereafter

	Client #2[7]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter

	Client #3	0.23% on 1st $300 million 0.20% thereafter

	Client #4	0.35% on 1st $200 million 0.30% thereafter

	Client #5	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter

	Client #6	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter

	Client #7	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee

	Client #8	0.35%

	Client #9	0.20%

Client #10

0.60% on 1st $10 million

0.50% on next $15 million

0.40% on next $25 million

0.30% on next $50 million

0.25% on next $50 million

0.225% on next $50 million

0.20% on next $50 million

0.175% on next $50 million

0.150% thereafter

7	This is the fee schedule of a fund managed by an affiliate of the Adviser.

ALLIANCEBERNSTEIN VALUE FUND •	47

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Fund.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[10]	Lipper Group Median	Rank
Value Fund	0.550	0.695	2/14

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

48	• ALLIANCEBERNSTEIN VALUE FUND

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Value Fund	1.037	1.166	5/14	1.284	8/62

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

ALLIANCEBERNSTEIN VALUE FUND •	49

affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.13 During the Fund’s most recently completed fiscal year, ABI received from the Fund $18,199, $3,336,664 and $93,318 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $569,128 in fees from the Fund.14

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB

13	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $20,789 under the offset agreement between the Fund and ABIS.

50	• ALLIANCEBERNSTEIN VALUE FUND

client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.  POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	51

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended December 31, 2006.17

Value Fund	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	21.22	17.52	17.98	3/14	9/78
3 year	13.14	13.12	13.12	6/13	30/61
5 year	10.13	9.69	9.37	2/11	10/45

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)18 versus its benchmark.19 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

					Volatility (%)	Sharpe (%)
Value Fund	21.22	13.14	10.13	9.61	12.05	0.66	5
Russell 1000 Value Index	22.25	15.09	10.86	9.43	12.19	0.71	5

Inception Date: March 29, 2001

15	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

16	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

19	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

20	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

52	• ALLIANCEBERNSTEIN VALUE FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

ALLIANCEBERNSTEIN VALUE FUND •	53

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

AllianceBernstein Family of Funds

54	• ALLIANCEBERNSTEIN VALUE FUND

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income Fund*

ACM Managed Dollar Income Fund

ACM Managed Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2015 Retirement Strategy	2030 Retirement Strategy
2005 Retirement Strategy	2020 Retirement Strategy	2035 Retirement Strategy
2010 Retirement Strategy	2025 Retirement Strategy	2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN VALUE FUND

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN VALUE FUND

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN VALUE FUND

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0152-0507

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: July 30, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: July 30, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 30, 2007